Amendment No.1 to Agreement Between Owner and Construction Manager
NRUCFC Corporate Headquarters Facility

AMENDMENT NO.1
TO THE

STANDARD FORM OF AGREEMENT BETWEEN OWNER AND CONSTRUCTION MANAGER WHERE THE
CONSTRUCTION MANAGER IS ALSO THE CONSTRUCTOR
(AIA A121/CMc)
BETWEEN THE OWNER: NATIONAL RURAL UTILITIES COOPERATIVE FINANCIAL CORPORATION
AND THE
CONSTRUCTION MANAGER: THE WHITING-TURNER CONTRACTING COMPANY
FOR:
NRUCFC CORPORATE HEADQUARTERS FACILITY
CONTRACT DATED: AUGUST 26, 2009

AMENDMENT NUMBER 1 FOR NRUCFC HEADQUARTERS OFFICE BUILDING
AMENDMENT DATED May 17, 2010

EXHIBT A - LIST OF CONTRACT DOCUMENTS
EXHIBIT B - ASSUMPTIONS & CLARIF1CATIONS TO THE GMP
EXHIBIT C - ALLOWANCE ITEMS
EXHIBIT D - SCHEDULE OF VALUES
EXHIBIT E - SCOPE OF WORK
EXHIBIT F - SCHEDULE

This Amendment to the Agreement entered into as of the day and year first written above.

OWNER	CONSTRUCTION MANAGER
National Rural Utilities Cooperative Finance Corporation	The Whiting-Turner Contracting Comapany

/s/ JOHN T. EVANS	/s/ K.C.Haile
John T. Evans, Senior Vice President	K.C. Haile, Division Vice President

EXHIBIT A

LIST OF CONTRACT DOCUMENTS

May 17, 2010

Miscellaneous Contract Documents:

•	Addendum No. I Dated November 13, 2009 issued by KGD
•	Addendum No.2 Dated March 5, 2010 issued by KGD
Contract Drawing List:

Main Site Design Drawings prepared by Dewberry.
Dwg.#	Drawing Title	Date	Discipline
C1	Coversheet	03/05/2010	Civil
C2	Index Sheet	5/28/2009	Civil
C3	Construction Details	01/15/2010	Civil
C4	Grading Plan	01/08/2010	Civil
C5	Grading Plan	2/24/2010	Civil
C6	Grading Plan	01/08/2010	Civil
C7	Utility and Labeling Plans	02/24/2010	Civil
C8	Utility and Labeling Plans	01/08/2010	Civil
C9	Erosion & Sediment Control Narrative	05/28/2009	Civil
C10	Erosion & Sediment Control Details	05/28/2009	Civil
C11	Erosion & Sediment Control Phase I	01/13/2010	Civil
C12	Erosion & Sediment Control Phase I	01/13/2010	Civil
C12A	Erosion & Sediment Control Phase I	05/28/2009	Civil
C13	Erosion & Sediment Control Phase II	01/13/2010	Civil
C14	Erosion & Sediment Control Phase II	01/13/2010	Civil
C14A	Erosion & Sediment Control Phase II	05/28/2009	Civil
C15	Storm Sewer Profiles	01/20/2010	Civil
C16	Storm Sewer Computations and Details	01/18/2010	Civil
C17	Sanitary Sewer & Watermain Profiles and Computations	12/11/2009	Civil
C18	Storm Water Management Computations	10/01/2009	Civil
C19	Storm Water Management Computations	10/01/2009	Civil
C20	Storm Water Management Computations	10/01/2009	Civil
C21	Storm Water Management Computations Pond #1	03/01/2010	Civil
C22	Storm Water Management Computations Pond #1	03/01/2010	Civil
C23	Storm Water Management Computations Pond #1	03/01/2010	Civil
C24	Storm Water Management Computations Area #2	5/28/2009	Civil
C25	Storm Water Management Computations Area #4	07/01/2009	Civil
C26	Storm Water Management Computations Area #5	07/01/2009	Civil
C27	Geotechnical Information	07/09/2009	Civil
C28	Lighting Details	09/2008	Civil
C29	Lighting Details	09/2008	Civil
C30	Lighting Details	05/28/2009	Civil
C31	Approved CPAP-1994-0081	07/15/2008	Civil
C32	Approved CPAP-1994-0081	07/15/2008	Civil
C33	Approved CPAP-1994-0081	07/15/2008	Civil
C34	Approved CPAP-1994-0081	9/2008	Civil
C35	Loudoun Sanitary Sewer Details	9/2008	Civil
C36	Loudoun Sanitary Sewer Details	9/2008	Civil
C37	Loudoun Sanitary Main Details	9/2008	Civil
C38	Loudoun Sanitary Main Details	9/2008	Civil
C39	Loudoun Sanitary Main Details	9/2008	Civil
C39A	Loudoun Water Reclaimed Water Water Main Details	9/2008	Civil
C39B	Loudoun Water Reclaimed Water Water Main Details	9/2008	Civil
C39C	Loudoun Water Reclaimed Water Water Main Details	9/2008	Civil
C40	Landscape Plan	06/09/2009	Civil

C41	Landscape Plan	06/09/2009	Civil
C42	Landscape Plan	07/14/2009	Civil
C43	Plant Schedule and Calculations	07/14/2009	Civil
C44	Tree Preservation Plan	07/30/2009	Civil
C45	Tree Preservation Plan	06/05/2009	Civil
C46	Tree Preservation Plan	06/05/2009	Civil
C47	Tree Preservation Plan	07/30/2009	Civil
C48	Tree Preservation Plan	06/05/2009	Civil
C49	Site Lighting & Fire Lane Sign Location Plan	01/08/2010	Civil
C50	Site Lighting & Fire Lane Sign Location Plan	01/08/2010	Civil
C51	Electrical Site Lighting Key Plan Sheet 1 / Photometric Plan	04/06/2009	Civil
C52	Electrical Site Lighting Plan Sheet 1/ Photometric Plan	04/06/2009	Civil
C53	Electrical Site Lighting Plan Sheet 2/ Photometric Plan	04/06/2009	Civil
C54	Electrical Site Lighting Plan Sheet3/ Photometric Plan	04/06/2009	Civil
C55	Electrical Site Lighting Plan Sheet 4/ Photometric Plan	01/08/2010	Civil
C55	Pavement Map	10/20/2009	Civil
C56	Electrical Site Lighting Plan Sheet 5 (Removed)	03/05/2010	Civil
C57	Existing Potomac Interceptor Sewer Exhibit	09/2008	Civil

Design Drawings issued by Kishimoto Gordon and Dalaya PC (KGD) Architecture.
Prepared by KGD, Fox, Flack+Kurtz, SK&A, and Others

Dwg#	Drawing Title	Date	Discipline
A.0	Cover Sheet Volume I	10/23/2009	Architectural
A.0	Cover Sheet Volume II	10/23/2009	Architectural
A.000A	Index Sheet Volume I	03/05/2010	Architectural
A.00B	Index Sheet Volume II	03/05/2010	Architectural
A.001	Abbreviations, Svmbols, Notes and Graphics	10/23/2009	Architectural
A.002	Code Analysis	10/23/2009	Architectural
A.002A	Egress Diagrams	03/05/2010	Architectural
A.003A	Base Building Partition Types	03/05/2010	Architectural
A.004	UL Standards	10/23/2009	Architectural
A.005	Base Building Door Types	03/05/2010	Architectural
A.006	Base Building Door Schedule	03/05/2010	Architectural
A.006A	Base Building Hardware Schedule	03/05/2010	Architectural
A.007	Finish Schedule	10/23/2009	Architectural
A.008	Finish Schedule	03/05/2010	Architectural
TP-1	Tree Preservation Plan (As Previously Submitted)	04/06/2009	Landscaping
TP-2	Tree Preservation Plan (As Previously Submitted)	04/06/2009	Landscaping
TP-3	Tree Preservation Plan (As Previously Submitted)	04/06/2009	Landscaping
TP-4	Tree Preservation Plan (As Previously Submitted)	04/06/2009	Landscaping
TP-5	Tree Preservation Plan (As Previously Submitted)	04/06/2009	Landscaping
TP-6	Tree Preservation Details and Notes (As Previously Submitted)	04/06/2009	Landscaping
TP-7	Tree Preservation Details and Notes (As Previously Submitted)	04/06/2009	Landscaping
L.100	Key Plan	03/05/2010	Landscaping
L.201	Layout and Materials Plan Enlargement	03/05/2010	Landscaping
L.202	Layout and Materials Plan Enlargement	03/05/2010	Landscaping
L.203	Layout and Materials Plan Enlargement	03/05/2010	Landscaping
L.204	Layout and Materials Plan Enlargement	03/05/2010	Landscaping
L.205	Layout and Materials Plan Enlargement (AS Previously Submitted)	04/06/2009	Landscaping
L.301	Layout and Materials Plan Enlargement	03/05/2010	Landscaping
L.302	Layout and Materials Plan Enlargement	03/05/2010	Landscaping
L.303	Landscape Fine Grading Plan	03/05/2010	Landscaping
L.501	Site Details	03/05/2010	Landscaping
L.502	Site Details	03/05/2010	Landscaping
L.503	Site Details	03/05/2010	Landscaping
LI.100	Irrigation Notes	03/05/2010	Landscaping
LI.101	Irrigation Plan	03/05/2010	Landscaping
LI.102	Irrigation Plan	03/05/2010	Landscaping
LI.103	Irrigation Plan	03/05/2010	Landscaping
LI.501	Irrigation Details	03/05/2010	Landscaping
LI.502	Irrigation Details	03/05/2010	Landscaping
LP.100	Planting Key Plan and Schedule	03/05/2010	Landscaping
LP.101	Overstory Planting Plan	03/05/2010	Landscaping
LP.102	Entry Drive Planting Plan	03/05/2010	Landscaping

LP.103	Groundplane Planting. Plan	03/05/2010	Landscaping
LP.201	Planting Plan Enlargement	03/05/2010	Landscaping
LP.202	Planting, Plan Enlargement	03/05/2010	Landscaping
LP.203	Planting. Plan Enlargement	10/23/2009	Landscaping
LP.501	Planting Details	10/23/2009	Landscaping
A.101	Architectural Site Plan	03/05/2010	Architectural
A.110	First Floor Slab Edge Plan	03/05/2010	Architectural
A.111	Second Floor Edge Slab Plan	03/05/2010	Architectural
A.112	Third Floor Slab Edge Plan	03/05/2010	Architectural
A.113	Lower Roof Slab Edge Plan	03/05/2010	Architectural
A.114	Upper Roof Slab Edge Plan	10/23/2009	Architectural
A.115	Slab Edge Details	03/05/2010	Architectural
A.200	First Floor Plan	03/05/2010	Architectural
A.201	Second Floor Plan	03/05/2010	Architectural
A.202	Third Floor Plan	03/05/2010	Architectural
A.203	Lower Roof Plan	03/05/2010	Architectural
A.204	Upper Roof Plan	03/05/2010	Architectural
A.205	Shaft Roof Plans	03/05/2010	Architectural
A.210	Enlarged Lobby Floor Plan	03/05/2010	Architectural
A.211	Enlarged Atrium First Floor Plan	10/23/2009	Architectural
A.212	Enlarged Atrium Second Floor Plan	10/23/2009	Architectural
A.213	Enlarged Atrium Third Floor Plan	10/23/2009	Architectural
A.2l4	Enlarged Restroom Plans	03/05/2010	Architectural
A.215	Enlarged Restroom Plans	10/23/2009	Architectural
A.216	Enlarged Plans	10/23/2009	Architectural
A.217	Enlarged Floor Plans	03/05/2010	Architectural
A.218	Enlarged Dome Plan/Section	03/05/2010	Architectural
A.220	Enlarged Loading. Dock Plan	03/05/2010	Architectural
A.221	Enlarged Loading, Dock Roof Plan	03/05/2010	Architectural
A.225	Generator Building	03/05/2010	Architectural
A.226	Generator Enclosure Details	03/05/2010	Architectural
A.227	Landscape Pavilion	03/05/2010	Architectural
A.227A	Landscape Pavilion	10/23/2009	Architectural
A.227D	Landscape Pavilion	03/05/2010	Architectural
A.228A	Storage Facility	03/05/2010	Architectural
A.228B	Storage Facility Elevations	03/05/2010	Architectural
A.228C	Storage Facility Sections	03/05/2010	Architectural
A.228D	Storage Facility Details	03/05/2010	Architectural
A.229	Mock Up Wall	03/05/2010	Architectural
A.230	First Floor Finish Plan	03/05/2010	Architectural
A.231	Second Floor Finish Plan	10/23/2009	Architectural
A.232	Third Floor Finish Plan	10/23/2009	Architectural
A.233	Enlarged Lobby Finish Plan	10/23/2009	Architectural
A.234	Enlarged Atrium Finish Plan	03/05/2010	Architectural
A.235	Enlarged Restroom Finish Plans	10/23/2009	Architectural
A.236	Enlarged Restroom Finish Plans	10/23/2009	Architectural
A.237	Enlarged Restroom Finish Plans	03/05/2010	Architectural
A.240	First Floor Reflected Ceiling Plan	03/05/2010	Architectural
A.241	Second Floor Reflected Ceiling Plan	03/05/2010	Architectural
A.242	Third Floor Reflected Ceiling Plan	03/05/2010	Architectural
A.243	Enlarged Lobby Reflected Ceiling Plan	10/23/2009	Architectural
A.244	Enlarged Atrium First Floor Reflected Ceiling. Plan	10/23/2009	Architectural
A.245	Enlarged Atrium Second Floor Reflected Ceiling Plan	10/23/2009	Architectural
A.246	Enlarged Atrium Third Floor Reflected Ceiling Plan	10/23/2009	Architectural
A.247	Enlarged Roof Lighting, Plan	10/23/2009	Architectural
A.248A	Enlarged Restroom Reflected Ceiling Plans	10/23/2009	Architectural
A.248B	Enlarged Restroom Reflected Ceiling Plans	10/23/2009	Architectural
A.249	Loading Dock, Mechanical. & Penthouse RCP	03/05/2010	Architectural
A.250	First Floor Device Plan	03/05/2010	Architectural
A.25l	Second Floor Device Plan	03/05/2010	Architectural
A.252	Third Floor Device Plan	10/23/2009	Architectural
A.260	Enlarged Partial Plans	03/05/2010	Architectural
A.261	Enlarged Partial Plans	03/05/2010	Architectural
A.262	Enlarged Partial Plans	03/05/2010	Architectural
A.263	Enlarged Partial Plans	03/05/2010	Architectural
A.264	Enlarged Partial Plans	10/23/2009	Architectural
A.265	Enlarged Partial Plans	10/23/2009	Architectural

A.266	Enlarged Partial Plans	03/05/2010	Architectural
A.267	Enlarged Partial Plans	03/05/2010	Architectural
A.270	Plan Details	03/05/2010	Architectural
A.271	Plan Details	10/23/2009	Architectural
A.272	Plan Details	03/05/2010	Architectural
A.273	Plan Details	03/05/2010	Architectural
A.274	Plan Details	03/05/2010	Architectural
A.275	Plan Details	10/23/2009	Architectural
A.277	Plan Details	03/05/2010	Architectural
A.301	East Elevation	03/05/2010	Architectural
A.302	South Elevation	03/05/2010	Architectural
A.303	North Elevation	03/05/2010	Architectural
A.304	West Elevation	10/23/2009	Architectural
A.305	Courtyard Elevation	10/23/2009	Architectural
A.320	Enlarged Elevation	10/23/2009	Architectural
A.321	Enlarged Elevation	03/05/2010	Architectural
A.322	Enlarged Elevation	10/23/2009	Architectural
A.323	Enlarged Elevation	10/23/2009	Architectural
A.324	Enlarged Partial Elevations	03/05/2010	Architectural
A.325	Enlarged Partial Elevation	10/23/2009	Architectural
A.326	Enlarged Partial Elevations	03/05/2010	Architectural
A.327	Enlarged Partial Elevations	03/05/2010	Architectural
A.328	Enlarged Partial Elevations	10/23/2009	Architectural
A.329	Enlarged Partial Elevations	03/05/2010	Architectural
A.330	Enlarged Partial Elevations	10/23/2009	Architectural
A.341	Loading Dock Elevations	03/05/2010	Architectural
A.351	Elevation Details	03/05/2010	Architectural
A.401	Building Sections	10/23/2009	Architectural
A410	Wall Sections	03/05/2010	Architectural
A.41l	Wall Sections	03/05/2010	Architectural
A.412	Wall Sections	10/23/2009	Architectural
A.413	Wall Sections	10/23/2009	Architectural
A.414	Wall Sections	10/23/2009	Architectural
A.415	Wall Sections	03/05/2010	Architectural
A.416	Wall Sections	10/23/2009	Architectural
A.4l7	Atrium Wall Section	10/23/2009	Architectural
A.4l9	Wall Sections	03/05/2010	Architectural
A.430	Section Details	03/05/2010	Architectural
A.431	Section Details	03/05/2010	Architectural
A.432	Section Details	03/05/2010	Architectural
A.433	Section Details	03/05/2010	Architectural
A.434	Section Details	03/05/2010	Architectural
A.435	Section Details	03/05/2010	Architectural
A.436	Section Details	03/05/2010	Architectural
A.437	Section Details	03/05/2010	Architectural
A.438	Section Details	03/05/2010	Architectural
A.440	Typical Wall Section Details	03/05/2010	Architectural
A.441	Typical Wall Section Details	03/05/2010	Architectural
A.444	Misc Details	03/05/2010	Architectural
A.445	Typical Section Details	03/05/2010	Architectural
A.446	3D sections and Axonometrics	10/23/2009	Architectural
A.447	Misc. Details	03/05/2010	Architectural
AA50	Misc. Details	03/05/2010	Architectural
A.451	Roof Details	10/23/2009	Architectural
A.452	Roof Details	03/05/2010	Architectural
A.453	Typical Details at Dome and Flat Roofs	03/05/2010	Architectural
A.455	Misc. Details	03/05/2010	Architectural
A.456	Misc. Details	10/23/2009	Architectural
A.46l	Windows Details	03/05/2010	Architectural
A.462	Windows Details	10/23/2009	Architectural
A.463	Window Details	03/05/2010	Architectural
A.501	Enlarged Egress Stair Plans	03/05/2010	Architectural
A.502	Enlarged Egress Stair Sections	03/05/2010	Architectural
A.503	Egress Stair Details	03/05/2010	Architectural
A.504	Egress Stair Details	03/05/2010	Architectural
A.505	Enlarged Egress Stair Finish Plan	10/23/2009	Architectural
A.510	Enlarged Lobby Stair Plans & Stair Sections	11/13/2009	Architectural

A.511	Stair Elevations	10/23/2009	Architectural
A.512	Stair Details	03/05/2010	Architectural
A.513	Stair and Rail Details	10/23/2009	Architectural
A.520	Enlarged Atrium Stair Plan	10/23/2009	Architectural
A.521	Enlarged Atrium Stair Plans & Sections	10/23/2009	Architectural
A.522	Atrium Stair Details	03/05/2010	Architectural
A.530	Enlarged Elevator Plans and Sections	03/05/2010	Architectural
A.531	Stair Sections	03/05/2010	Architectural
A.540	Enlarged Elevator Plans and Sections	11/13/2009	Architectural
A.541	Elevator Enclosure Elevations	03/05/2010	Architectural
A.542	Enlarged Elevator Plans & Elevations	10/23/2009	Architectural
A.543	Enlarged Elevator Details	10/23/2009	Architectural
A.702	Interior Corridor Elevations	10/23/2009	Architectural
A.703	Interior Atrium Elevations	10/23/2009	Architectural
A.704	Interior Atrium Elevations	10/23/2009	Architectural
A.705	Interior Atrium Elevations	10/23/2009	Architectural
A.706	Interior Atrium Elevations	10/23/2009	Architectural
A.707	Atrium Wall Sections	10/23/2009	Architectural
A.708	Atrium Details	10/23/2009	Architectural
A.709	Atrium Details	10/23/2009	Architectural
A.710	Coiling Door Enlarged Plans	10/23/2009	Architectural
A.712	Lobby Elevations	03/05/2010	Architectural
A.713	Lobby Elevations	03/05/2010	Architectural
A.714	Lobby Elevation	03/05/2010	Architectural
A.715	Lobby Wall Sections	10/23/2009	Architectural
A.716	Lobby Wall Sections	10/23/2009	Architectural
A.717	Lobby Details	10/23/2009	Architectural
A.718	Lobby Details	10/23/2009	Architectural
A.719	Lobby Details	10/23/2009	Architectural
A.730	Bathroom Elevations	10/23/2009	Architectural
A.731	Bathroom Elevations	10/23/2009	Architectural
A.732	Bathroom Elevations	10/23/2009	Architectural
A.733	Bathroom Elevations	03/05/2010	Architectural
A.734	Elevations	10/23/2009	Architectural
A.735	Restroom Details and Sections	10/23/2009	Architectural
A.736	Details and Sections	10/23/2009	Architectural
A.737	Coffee Bar Sections	10/23/2009	Architectural
A.738	Enlarged Lobby Details	03/05/2010	Architectural
A.801	Bridge Architectural Site Plan and Vicinity	11/13/2009	Architectural
A.821	Bridge Plans	11/13/2009	Architectural
A.831	Bridge Elevations	11/13/2009	Architectural
A.841	Bridge Details	11/13/2009	Architectural
A.842	Bridge Details	11/13/2009	Architectural
VT.01	Elevator Diagrams	10/23/2009	Elevator
VT.02	Elevator Diagrams	10/23/2009	Elevator
IA0.01	General Notes & Symbols	03/05/2010	Interior Architectural
IA1.00	Partition Plan Cover Sheet	03/05/2010	Interior Architectural
IA1.00A	Door Schedules	03/05/2010	Interior Architectural
IA1.00B	Hardware Schedule	03/05/2010	Interior Architectural
IA1.01	1st Floor Partition Plan	03/05/2010	Interior Architectural
IA1.02	2nd Floor Partition Plan	03/05/2010	Interior Architectural
IA1.03	3rd Floor Partition Plan	03/05/2010	Interior Architectural
IA2.00	Reflected Ceiling Plan Cover Sheet	03/05/2010	Interior Architectural
IA2.01	1st Floor Reflected Ceiling Plan	03/05/2010	Interior Architectural
IA2.02	2nd Floor Reflected Ceiling Plan	03/05/2010	Interior Architectural
IA2.03	3rd Floor Reflected Ceiling Plan	03/05/2010	Interior Architectural
IA3.00	Telephone/Data/Electric Cover Sheet	03/05/2010	Interior Architectural
IA3.01	1st Floor Telephone/Data/Elec Plan	03/05/2010	Interior Architectural
IA3.02	2nd Floor Telephone/Data/Elec Plan	03/05/2010	Interior Architectural
IA3.03	3rd Floor Telephone/Data/Elec Plan	03/05/2010	Interior Architectural
IA4.00	Finish Plan General Notes	03/05/2010	Interior Architectural
IA4.01	1st Floor Finish Plan	03/05/2010	Interior Architectural
IA4.02	2nd Floor Finish Plan	11/13/2009	Interior Architectural
IA4.03	3rd Floor Finish Plan	03/05/2010	Interior Architectural
IA5.01	1st Floor Wall Finish Plan	03/05/2010	Interior Architectural
IA5.02	2nd Floor Wall Finish Plan	03/05/2010	Interior Architectural
IA5.03	3rd Floor Wall Finish Plan	03/05/2010	Interior Architectural

IA6.01	1st Floor Furniture Plan	10/23/2009	Interior Architectural
IA6.02	2nd Floor Furniture Plan	10/23/2009	Interior Architectural
IA6.03	3rd Floor Furniture Plan	10/23/2009	Interior Architectural
IA7.01	Enlarged Floor Plan Conference Center	03/05/2010	Interior Architectural
IA7.02	Interior Elevation Conference Center	11/13/2009	Interior Architectural
IA7.03	Interior Elevation Conference Center	10/23/2009	Interior Architectural
IA7.04	Enlarged Floor Plan -Large Conference Center	03/05/2010	Interior Architectural
IA7.05	Interior Elevation Large Conference Center	10/23/2009	Interior Architectural
IA7.06	Enlarged Floor Plan Cafe	11/13/2009	Interior Architectural
IA7.07	Enlarged Floor Plan -Cafe Display Wall	03/05/2010	Interior Architectural
IA7.08	Enlarged Floor Plan Business Center	03/05/2010	Interior Architectural
IA7.09	Enlarged Floor Plan Lounge	03/05/2010	Interior Architectural
IA7.10	Enlarged Floor Plan Locker Room	11/13/2009	Interior Architectural
IA7.11	Enlarged Floor Plan Governor's Suite	11/13/2009	Interior Architectural
IA7.l2	Enlarged Floor Plan Governor's Conference Room	03/05/2010	Interior Architectural
IA7.13	Enlarged Floor Plan Typical SVP Suite	10/23/2009	Interior Architectural
IA7.14	Enlarged Floor Plan Copy Area	03/05/2010	Interior Architectural
IA.715	Interior Elevations	03/05/2010	Interior Architectural
IA7.16	Interior Elevations	03/05/2010	Interior Architectural
IA7.17	Interior Elevations	10/23/2009	Interior Architectural
IA8.01	Sections and Elevations	11/13/2009	Interior Architectural
IA8.02	Sections and Elevations	03/05/2010	Interior Architectural
IA8.03	Typical Millwork Sections	11/13/2009	Interior Architectural
IA8.04	Locker Room Details	11/13/2009	Interior Architectural
IA8.05	Enlarged Plan Details	10/23/2009	Interior Architectural
IA8.06	Modernfold Wall Details	10/23/2009	Interior Architectural
IA8.07	Millwork Sections	11/13/2009	Interior Architectural
IA9.01	Ceiling Details	03/05/2010	Interior Architectural
IA9.02	Ceiling Details	10/23/2009	Interior Architectural
S.100	Structural Notes	10/23/2009	Structural
S.101	Typical Details	10/23/2009	Structural
S.102	Typical Details	11/13/2009	Structural
S.200	Foundation/First Floor Plan	03/05/2010	Structural
S.201	Second Floor Framing Plan	10/23/2009	Structural
S.202	Third Floor Framing Plan	03/05/2010	Structural
S.203	Main Roof Framing Plan	03/05/2010	Structural
S.204	Penthouse Roof Framing Plan	10/23/2009	Structural
S.300	Column Schedule	11/13/2009	Structural
S.400	Dome Framing Plan and Sections	03/05/2010	Structural
S.401	Loading Dock Plan and Sections	11/13/2009	Structural
S.402	Stair Sections	10/23/2009	Structural
S.403	Generator Enclosure Plans and Details	03/05/2010	Structural
5.500	Foundation Sections	03/05/2010	Structural
S.501	Sections	10/23/2009	Structural
S.502	Sections	03/05/2010	Structural
S.503	Sections	03/05/2010	Structural
S.504	Sections	03/05/2010	Structural
Kl.00	Food Service Equipment Plan and Legend	10/23/2009	Kitchen
Kl.01	Food Service Special Conditions & Mech Rough-Ins	10/23/2009	Kitchen
Kl.02	Food Service Plumbing & Gas Rough-Ins & Legend	10/23/2009	Kitchen
Kl.03	Electric Rough-Ins & Legend	10/23/2009	Kitchen
K2.00	Food Service Fabrication & Installation Details	10/23/2009	Kitchen
K3.00	Food Service Hood & Fire System Details	10/23/2009	Kitchen
AVl.0l	Audio/Visual First Floor Plan	03/05/2010	Audio/Visual
AVl.02	Audio/Visual Second Floor Plan	03/05/2010	Audio/Visual
AVl.03	Audio/Visual Third Floor Plan	03/05/2010	Audio/Visual
AV2.01	Audio/Visual First Floor RCP	03/05/2010	Audio/Visual
AV2.02	Audio/Visual Second Floor RCP	03/05/2010	Audio/Visual
AV2.03	Audio/Visual Third Floor RCP	03/05/2010	Audio/Visual
M.001	Mechanical Drawing List	03/05/2010	Mechanical
M.002	Mechanical Symbols and Legend List	03/05/2010	Mechanical
M.003	Mechanical Scope of Work	03/05/2010	Mechanical
M.101	Mechanical Site Plan	03/05/2010	Mechanical
M.102	Mechanical Ground Source Heat Exchanger Plan	03/05/2010	Mechanical
M.301	Mechanical First Floor Ductwork Plan	03/05/2010	Mechanical
M.301P	Mechanical First Floor Piping Plan	03/05/2010	Mechanical
M.302	Mechanical Second Floor Ductwork Plan	03/05/2010	Mechanical

M.302P	Mechanical Second Floor Piping Plan	03/05/2010	Mechanical
M.303	Mechanical Third Floor Ductwork Plan	03/05/2010	Mechanical
M.303P	Mechanical Third Floor Piping Plan	03/05/2010	Mechanical
M.304	Mechanical Roof Ductwork Plan	03/05/2010	Mechanical
M.304P	Mechanical Roof Pipinl1; Plan	03/05/2010	Mechanical
M.401	Mechanical Part Plans Sheet I	03/05/2010	Mechanical
M.402	Mechanical Part Plans Sheet 2	03/05/2010	Mechanical
M.403	Mechanical Part Plans Sheet 3	03/05/2010	Mechanical
M.404	Mechanical Part Plans Sheet 4	03/05/2010	Mechanical
M.405	Mechanical Part Plans Sheet 5	03/05/2010	Mechanical
M.406	Mechanical Part Plans Sheet 6	03/05/2010	Mechanical
M.407	Mechanical Part Plans Sheet 7	03/05/2010	Mechanical
M.408	Mechanical Part Plans Sheet 8	03/05/2010	Mechanical
M.501	Mechanical Air Riser Diagram	03/05/2010	Mechanical
M.502	Mechanical Water Rise Dial1;ram	03/05/2010	Mechanical
M.503	Mechanical Closed Condenser Riser Dial1;ram	03/05/2010	Mechanical
M.504	Mechanical Glycol System Riser Diagram	03/05/2010	Mechanical
M.505	Mechanical Condenser Water Riser Diagram	03/05/2010	Mechanical
M.506	Mechanical Hot Water Riser Diagram	03/05/2010	Mechanical
M.507	Mechanical Chilled Water Riser Dial1;ram	03/05/2010	Mechanical
M.508	Mechanical Snowmelt Riser Diagram	03/05/2010	Mechanical
M.509	Mechanical Radiant Floor/Geothermal Flow Diagram	03/05/2010	Mechanical
M.601	Mechanical Schedules Sheet I	03/05/2010	Mechanical
M.602	Mechanical Schedules Sheet 2	03/05/2010	Mechanical
M.603	Mechanical Schedules Sheet 3	03/05/2010	Mechanical
M.604	Mechanical Schedules Sheet 4	03/05/2010	Mechanical
M.605	Mechanical Schedules Sheet 5	03/05/2010	Mechanical
M.606	Mechanical Schedules Sheet 6	03/05/2010	Mechanical
M.70l	Mechanical Details Sheet I	03/05/2010	Mechanical
M.702	Mechanical Details Sheet 2	03/05/2010	Mechanical
M.703	Mechanical Details Sheet 3	03/05/2010	Mechanical
M.704	Mechanical Details Sheet 4	03/05/2010	Mechanical
M.705	Mechanical Details Sheet 5	03/05/2010	Mechanical
M.706	Mechanical Details Sheet 6	03/05/2010	Mechanical
M.707	Mechanical Details Sheet 7	03/05/2010	Mechanical
M.801	Mechanical Controls Sheet I	03/05/2010	Mechanical
M.802	Mechanical Controls Sheet 2	03/05/2010	Mechanical
M.803	Mechanical Controls Sheet 3	03/05/2010	Mechanical
E.001	Electrical Drawinl1; List	03/05/2010	Electrical
E.100	Electrical Site Key Plan	03/05/2010	Electrical
E.101	Electrical Site Plan Sheet I	03/05/2010	Electrical
E.I02	Electrical Site Plan Sheet 2	03/05/2010	Electrical
E.103	Electrical Site Plan Sheet 3	03/05/2010	Electrical
E.I04	Electrical Site Plan Sheet 3	03/05/2010	Electrical
E.105	Electrical Site Plan Sheet 3	03/05/2010	Electrical
E.301	First Floor Underground Conduit Routing	03/05/2010	Electrical
E.301AV	First Floor AV Empty Conduit System Plan	03/05/2010	Electrical
E.301L	First Floor Lighting Plan	03/05/2010	Electrical
E.301P	First Floor Power Plan	03/05/2010	Electrical
E.302AV	Second Floor AV Empty Conduit System Plan	03/05/2010	Electrical
E.302L	Second Floor Lighting Plan	03/05/2010	Electrical
E.302P	Second Floor Power Plan	03/05/2010	Electrical
E.303AV	Third Floor AV Empty Conduit System Plan	03/05/2010	Electrical
E.303L	Third Floor Lighting Plan	03/05/2010	Electrical
E.303P	Third Floor Power Plan	03/05/2010	Electrical
E.304P	Roof Lighting and Power Plan	03/05/2010	Electrical
E.400	Electrical Part Plans	03/05/2010	Electrical
E.401	Kitchen & Cafe & Loading Dock Details	03/05/2010	Electrical
E402	Elec Data Center Details and Elevations	03/05/2010	Electrical
E.500	Electrical Power Riser Diagram	03/05/2010	Electrical
E.501	Fire Alarm Riser Diagram	03/05/2010	Electrical
E.601	Electrical Schedules Sheet I	03/05/2010	Electrical
E.602	Electrical Schedules Sheet 2	03/05/2010	Electrical
E.603	Electrical Schedules Sheet 3	03/05/2010	Electrical
E.604	Light Fixture Schedule	03/05/2010	Electrical
E.700	Lighting Protection Details	03/05/2010	Electrical
E.700A	Lightning Protection Details	03/05/2010	Electrical

E.701	Electrical Details Sheet I	03/05/2010	Electrical
E.702	Electrical Details Sheet 2	03/05/2010	Electrical
E.703	Electrical Details Sheet 3	03/05/2010	Electrical
E.704	Electrical Details Sheet 4	03/05/2010	Electrical
E.705	Electrical Details Sheet 5	05/05/2010	Electrical
P.300	Plumbing Drawing List, Svmbols, Legend & Schedule	03/05/2010	Plumbing
P.301	Plumbing; First Floor Plan	03/05/2010	Plumbing
P.302	Plumbing Second Floor Plan	03/05/2010	Plumbing
P.303	Plumbing Third Floor Plan	03/05/2010	Plumbing
P.304	Plumbing; Roof Plan	03/05/2010	Plumbing
P.400	Plumbing Enlarged Toilet Room Part Plans	03/05/2010	Plumbing
P.401	Plumbing Enlarged Kitchen. Equipment and Riser	03/05/2010	Plumbing
P.402	Plumbing; Part Plans	03/05/2010	Plumbing
P.403	Plumbing Part Plans and Storage Tank Details	03/05/2010	Plumbing
P.500	Plumbing Domestic Water Riser Diagram	03/05/2010	Plumbing
P.501	Plumbing Non Potable Water Riser Diagram	03/05/2010	Plumbing
P.502	Plumbing Storm Water Riser Diagram	03/05/2010	Plumbing
P.503	Plumbing Sanitary Riser Diagram	03/05/2010	Plumbing
P.504	Plumbing Sanitary Riser & Water Diagram	03/05/2010	Plumbing
P.505	Plumbing Gas Riser Diagram	03/05/2010	Plumbing
P.600	Plumbing Details	03/05/2010	Plumbing
FP.300	Symbols. Drawing; List Fire Protection	03/05/2010	Fire Protection
FP.301	First Floor Fire Protection Plan	03/05/2010	Fire Protection
FP.302	Second Floor Fire Protection Plan	03/05/2010	Fire Protection
FP.303	Third Floor Fire Protection Plan	03/05/2010	Fire Protection
FP.304	Roof Fire Protection Plan	03/05/2010	Fire Protection
FP.500	Fire Protection Riser Diagram	03/05/2010	Fire Protection
FP.700	Fire Protection Details	03/05/2010	Fire Protection
T.001	Telecom Drawing List, Symbols, and Abbreviations	03/05/2010	Tele/Data
T.101	Telecom Site Plan Sheet 1	03/05/2010	Tele/Data
T.301	First Floor Telecom Plan	03/05/2010	Tele/Data
T.30lU	First Floor Underground Telecom Plan	10/23/2010	Tele/Data
T.302	Second Floor Telecom Plan	03/05/2010	Tele/Data
T.303	Third Floor Telecom Plan	03/05/2010	Tele/Data
T.304	Roof Telecom Plan	03/05/2010	Tele/Data
T.400	Tele Data Center Details and Elevation	03/05/2010	Tele/Data
T.401	Tele Room Details and Elevations Sheet I	03/05/2010	Tele/Data
T.402	Tele Room Details and Elevations Sheet II	03/05/2010	Tele/Data
T.403	Tele Room Details and Elevations Sheet ill	03/05/2010	Tele/Data
T.501	Tele Pathways Riser Diagram	03!tl5/2010	Tele/Data
T.502	Tele Copper Riser Diagram	03/05/2010	Tele/Data
T.503	Tele Fiber Riser Diagram	03/05/2010	Tele/Data
T.504	Tele Grounding and Bonding Riser Diagram	03/05/2010	Tele/Data
T.600	Tele Details	03/05/2010	Tele/Data
SC-0l	Security Floor Plan 01	03/05/2010	Security
SC-02	Security Floor Plan 02	03/05/2010	Security
SC·03	Security Floor Plan 03	03/05/2010	Security
SC-04	Security Conduit Roof Plan	03/05/2010	Security
SC-05	Security Conduit Upper Roof Plan	03/05/2010	Security
SC-020	Security Conduit Legend	03/05/2010	Security
SC-600-A	Security Conduit Details	03/05/2010	Security
SC-600-B	Security Conduit Details	03/05/2010	Security
SD-01	Security Device Floor Plan 01	03/05/2010	Security
SD-02	Security Device Floor Plan 02	03/05/2010	Security
SD-03	Security Device Floor Plan 03	03/05/2010	Security
SD-04	Security Device Roof Plan	03/05/2010	Security
SD-05	Security Device Upper Roof Plan	03/05/2010	Security
SD-010	Security Device Legend	03/05/2010	Security
SD-300-A	Security Device Riser Diagram	03/05/2010	Security
SD-300-B	Fiber Optic Riser Diagram	03/05/2010	Security
SD-300-C	Security System Functional Diagram	03/05/2010	Security
SD-300-D	Security Device Details	03/05/2010	Security
SD-300-E	Security Device Details	03/05/2010	Security
SD-300-F	Security Device Details	03/05/2010	Security
SITE-SC-A	Security Conduit Plan A	03/05/2010	Security
SITE-SC-B	Site Security Conduit Plan B	03/05/2010	Security
SITE-SD-A	Site Security Device Plan A	03/05/2010	Security

SITE-SD-B	Site Security Device Plan B	03/05/2010	Security

Contract Specification List:

Specifications issued by Kishimoto Gordon and Dalaya PC (KGD) Architecture.
Prepared by KGD, Fox, Flack+Kurtz, SK&A, and Others

Section	Title	Date	Division
00320	Geotechnical Report	10/23/2009	Bidding & Contract
01100	Summary of Work	10/23/2009	General Requirements
01120	Indoor Air Quality Requirements	10/23/2009	General Requirements
01150	Sustainable Design Requirements	10/23/2009	General Requirements
01190	Definitions and Explanations	10/23/2009	General Requirements
01210	Allowances	10/23/2009	General Requirements
01230	Alternates	03/05/2010	General Requirements
01250	Contract Modifications	10/23/2009	General Requirements
01270	Unit Prices	10/23/2009	General Requirements
01290	Applications for Payment	10/23/2009	General Requirements
01310	Project Meetings	03/05/2010	General Requirements
01320	Construction Photographs	10/23/2009	General Requirements
01325	Project Schedules	10/23/2009	General Requirements
01330	Submittal Procedures	03/05/2010	General Requirements
01349	Coordination Drawings	10/23/2009	General Requirement
01420	Cades and Reference Standards	10/23/2009	General Requirements
01450	Testing and Inspection Services	10/23/2009	General Requirements
01510	Temporary Utilities	10/23/2009	General Requirements
01520	Construction Facilities	03/05/2010	General Requirements
01550	Vehicular Access and Parking	10/23/2009	General Requirements
01560	Temporary Barriers and Enclosures	10/23/2009	General Requirements
01570	Temporary Controls	10/23/2009	General Requirements
01572	Construction Waste Management and Disposal	10/23/2009	General Requirements
01630	Product Substitution Procedures	10/23/2009	General Requirements
01650	Product Delivery. Storage and Handling	10/23/2009	General Requirements
01720	Field Engineering	10/23/2009	General Requirements
01730	Product Installation and Protection	10/23/2009	General Requirements
01740	Final C1eaning	03/05/2010	General Requirements
01770	Closeout Procedures	03/05/2010	General Requirements
01780	Project Record Documents	10/23/2009	General Requirements
01782	Operation and Maintenance Data	03/05/2010	General Requirements
01820	Demonstration and Training.	03/05/2010	General Requirements
02010	General Site Work Conditions	10/23/2009	Site Concrete
02215	Subgrade Preparation	10/23/2009	Site Concrete
02230	Site Clearing	10/23/2009	Site Concrete
02231	Tree Protection	10/23/2009	Site Concrete
02236	Aggregate Base Course	10/23/2009	Site Concrete
02239	Erosion and Sediment Control	10/23/2009	Site Concrete
02240	Dewatering	10/23/2009	Site Concrete
02300	Earthwork	10/23/2009	Site Concrete
02340	Structural Soil	11/13/2009	Site Concrete
02360	Termite Control	10/23/2009	Site Concrete
02512	Decomposed Granite Paving	11/13/2009	Site Concrete
02514	Portland Cement Concrete Site Work	10/23/2009	Site Concrete
02521	Concrete Curbs and Sidewalks	10/23/2009	Site Concrete
02555	Asphalt Concrete Pavement	10/23/2009	Site Concrete
02700	Storm Sewer	10/23/2009	Site Concrete

02721	Catch Basins and Inlets	10/23/2009	Site Concrete
02726	Precast Concrete Manhole	10/23/2009	Site Concrete
02730	Sanitary Sewer	10/23/2009	Site Concrete
02750	Water Distribution Systems	10/23/2009	Site Concrete
02780	Unit Pavers	03/05/2010	Site Concrete
02795	Grass Paving System	10/23/2010	Site Concrete
02810	Irrigation Systems	11/13/2009	Site Concrete
02870	Site and Street Furnishings	11/13/2009 '	Site Concrete
02920	Lawns and Grasses	11/13/2009	Site Concrete
02930	Exterior Plants	10/23/2009	Site Concrete
03300	Cast-In-Place Concrete	10/23/2009	Concrete
04060	Unit Masonry Mortar and Grout	10/23/2009	Masonry
04065	Stone Mortar and Grout	10/23/2009	Masonry
04210	Unit Masonry	10/23/2009	Masonry
04400	Stonework	10/23/2009	Masonry
04405	Exterior Stone Cladding	10/23/2009	Masonry
04720	Cast Stone	10/23/2009	Masonry
05080	Fluoropolvmer Finish	03/05/2010	Metals
05120	Structural Steel	10/23/2009	Metals
05310	Steel Deck	10/23/2009	Metals
05400	Cold-Formed Metal Framing	10/23/2009	Metals
05500	Metal Fabrications	10/23/2009	Metals
05700	Ornamental Metal	10/23/2009	Metals
06070	Wood Treatment	10/23/2009	Wood & Plastic
06100	Rough Carpentry	03/05/2010	Wood & Plastic
06160	Sheathing	10/23/2009	Wood & Plastic
06400	Architectural Woodwork	10/23/2009	Wood. & Plastic
07110	Bituminous Damnproofing	10/23/2009	Thermal Protection
07130	Sheet Membrane Waterproofing	10/23/2009	Thermal Protection
07166	Crvstalline Waterproofing	10/23/2009	Thermal Protection
07170	Bentonite Waterproofing	10/23/2009	Thermal Protection
07210	Building Insulation	10/23/2009	Thermal Protection
07270	Air Barrier Systems	10/23/2009	Thermal Protection
07410	Metal Roof Panels	10/23/2009	Thermal Protection
07430	Aluminum Composite Panel System	10/23/2009	Thermal Protection
07540	Membrane Roofing	03/05/2010	Thermal Protection
07620	Sheet Metal Flashing and Trim	10/23/2009	Thermal Protection
07810	Applied Fireproofing	10/23/2009	Thermal Protection
07840	Firestopping	10/23/2009	Thermal Protection
07900	Joint Sealants	10/23/2009	Thermal Protection
08110	Steel Doors and Frames	03/05/2010	Openings
08120	Aluminum Frames	10/23/2009	Openings
08210	Flush Wood Doors	10/23/2009	Openings
08310	Access Doors and Panels	10/23/2009	Openings
08330	Coiling Doors	10/23/2009	Openings
08400	Exterior Wall Performance Requirements	10/23/2009	Openings
08405	Window Wall Mock-UD and Testing	03/05/2010	Openings
08410	Aluminum Entrances and Window Wall	10/23/2009	Openings
08520	Aluminum Windows	10/23/2009	Openings
08630	Skylights	10/23/2009	Openings
08710	Door Hardware	03/05/2010	Openings
08800	Glass and Glazing	03/05/2010	Openings
09100	Metal Support Assemblies	10/23/2009	Finishes
09230	Plaster Fabrications (GRG)	10/23/2009	Finishes
09250	Gypsum Board	10/23/2009	Finishes
09310	Tile	03/05/2010	Finishes

09510	Acoustical Ceilings	11/13/2009	Finishes
09570	Linear Wood Ceilings	10/23/2009	Finishes
09640	Wood Strip Flooring	03/05/2010	Finishes
09650	Resilient Flooring	10/23/2009	Finishes
09680	Carpet	03/05/2010	Finishes
09720	Wall Coverings	10/23/2009	Finishes
09810	Acoustical Panels	11/13/2009	Finishes
09900	Painting and Finishing	10/23/2009	Finishes
10200	Louvers and Vents	10/23/2009	Specialties
10260	Wall and Corner Guards	03/05/2010	Specialties
10270	Access Flooring	10/23/2009	Specialties
10305	Manufactured Fireplaces	10/23/2009	Specialties
10350	Flagpoles	11/13/2009	Specialties
10510	Plastic Laminate Lockers	10/23/2009	Specialties
10520	Fire Protection Specialties	10/23/2009	Specialties
10605	Wire Mesh Partitions	03/05/2010	Specialties
10650	Folding Panel Partitions	10/23/2009	Specialties
10670	Mobile Storage System	03/05/2010	Specialties
10800	Toilet Accessories	10/23/2009	Specialties
11130	Projection Screens	10/23/2009	Equipment
11160	Loading Dock Equipment	10/23/2009	Equipment
11400	Food Service Equipment	10/23/2009	Equipment
11450	Residential Appliances	10/23/2009	Equipment
12492	Shades	10/23/2009	Furnishings
13700	Security Management System	11/13/2009	Special Construction
13750	Automatic Door/Security System Interface	11/13/2009	Special Construction
13760	Access Control Hardware	11/13/2009	Special Construction
13770	Electrical Equipment Interfaces to Electronic Security Systems	11/13/2009	Special Construction
13780	Elevator/Security System Interface	11/13/2009	Special Construction
13790	Fire Alarm/Security System Interface	11/13/2009	Special Construction
13800	Overhead Door/Security System Interface	11/13/2009	Special Construction
13810	Vehicle Gate/Security System Interface	11/13/2009	Special Construction
14215	Elevator Traction Elevators	10/23/2009	Conveying Equipment
15301	Fire Protection Special Conditions	10/23/2009	Mechanical
15302	Scope of Work	10/23/2009	Mechanical
15304	Access Doors in General Construction	10/23/2009	Mechanical
15306	Fire Protection Firestopping	10/23/2009	Mechanical
15308	Fire Protection Basic Materials and Methods	10/23/2009	Mechanical
15310	Piping and Fitting Materials	10/23/2009	Mechanical
15311	Hangers. Supports. Anchors. and Guides	10/23/2009	Mechanical
15312	Valves	10/23/2009	Mechanical
15316	Wet Pipe Sprinkler Systems	10/23/2009	Mechanical
15317	Dry Pipe Sprinkler Systems	10/23/2009	Mechanical
15318	Pre-Action Sprinkler Systems	03/05/2010	Mechanical
15319	FM-200 Extinguishing System	10/23/2009	Mechanical
15320	Standpipe and Hose Systems	10/23/2009	Mechanical
15340	Pumps	10/23/2009	Mechanical
15395	Commissioning of Fire Protection Systems	10/23/2009	Mechanical
15401	Plumbing Special Conditions	10/23/2009	Mechanical
15402	Scope of Work	10/23/2009	Mechanical
15404	Access Doors in General Construction	10/23/2009	Mechanical
15405	Plumbing Firestopping	10/23/2009	Mechanical
15406	Testing	10/23/2009	Mechanical
15407	Identification for Plumbing Piping Equipment	10/23/2009	Mechanical
15408	Plumbing Basic Materials and Methods	10/23/2009	Mechanical
15409	Heat Tracing for Plumbing Pipe	10/23/2009	Mechanical

15410	Piping and Filling Materials	10/23/2009	Mechanical
15411	Hangers, Supports, Anchors, and Guides	10/23/2009	Mechanical
15412	Valves	10/23/2009	Mechanical
15413	Disinfecting of Water Supply System	10/23/2009	Mechanical
15414	Backflow Prevention	10/23/2009	Mechanical
15415	Plumbing Fixtures and Trim	03/05/2010	Mechanical
15416	Domestic Water Heaters	10/23/2009	Mechanical
15417	Domestic Water System	10/23/2009	Mechanical
15419	Sanitary and Storm Drainage Systems	10/23/2009	Mechanical
15420	Siphonic Roof Drainage	10/23/2009	Mechanical
15424	Water Meters	10/23/2009	Mechanical
15425	Vibration Isolation	10/23/2009	Mechanical
15428	Insulation	10/23/2009	Mechanical
15429	Natural Gas System	10/23/2009	Mechanical
15440	Pumps	03/05/2010	Mechanical
15450	Potable-Water Storage Tanks	10/23/2009	Mechanical
15495	Commissioning of Plumbing Systems	10/23/2009	Mechanical
15500	Separation of Work Between Trades	10/23/2009	Mechanical
15501	HVAC Special Conditions ,	10/23/2009	Mechanical
15504	Access Doors in General Construction	10/23/2009	Mechanical
15505	System Identification	10/23/2009	Mechanical
15506	Firestopping	10/23/2009	Mechanical
15507	Instruments	03/05/2010	Mechanical
15509	Piping and Accessories	10/23/2009	Mechanical
15512	Hangers, Anchors, and Supports	10/23/2009	Mechanical
15513	Valves	03/05/2010	Mechanical
15514	Expansion Compensators	10/23/2009	Mechanical
15515	Pipe Cleaning and Chemical Water Treatment	03/05/2010	Mechanical
15516	Testing, Adjusting. and Balancing	10/23/2009	Mechanical
15526	Water Specialties	10/23/2009	Mechanical
15530	Sheetmetal	03/05/2010	Mechanical
15531	Dampers	10/23/2009	Mechanical
15533	Vents. Stacks. and Breeching	10/23/2009	Mechanical
15540	Pumps	03/05/2010	Mechanical
15550	Hydronic Radiant Floor Heating and Cooling System	10/23/2009	Mechanical
15551	Snow and Ice Melting Specifications	10/23/2009	Mechanical
15554	Packaged Fire Tube Boilers	10/23/2009	Mechanical
15680	Refrigeration Machines (Water Cooled)	03/05/2010	Mechanical
15710	Cooling Towers	10/23/2009	Mechanical
15711	Water Filters and Cleaners	10/23/2009	Mechanical
15755	Heat Exchanger	10/23/2009	Mechanical
15760	Thermal Energy Storage	10/23/2009	Mechanical
15766	Closed Loop Geothermal System	10/23/2009	Mechanical
15770	Heat Pumps	03/05/2010	Mechanical
15783	Computer Room Air Conditioning Units	10/23/2009	Mechanical
15790	Coils	10/23/2009	Mechanical
15830	Space Heating Units	10/23/2009	Mechanical
15831	Fan Coil Units	03/05/2010	Mechanical
15855	Factory Assembled Air-Handling Units	03/05/2010	Mechanical
15860	Fans	10/23/2009	Mechanical
15885	Air Filters and Cleaners	10/23/2009	Mechanical
15920	Acoustics	03/05/2010	Mechanical
15925	Vibration Isolation	10/23/2009	Mechanical
15928	Insulation	03/05/2010	Mechanical
15930	Air Terminal Units	11/13/2009	Mechanical
15940	Air Outlets and Inlets	10/23/2009	Mechanical

15945	Electric Motors	10/23/2009	Mechanical
15946	Electric Motor Controllers	10/23/2009	Mechanical
15947	Variable Frequency Controllers	10/23/2009	Mechanical
15950	Electric Heat Tracing	03/05/2010	Mechanical
15975	Building Management and Control System (BMCS)	03/05/2010	Mechanical
15995	Commissioning of HVAC Systems	03/05/2010	Mechanical
16000	Separation of Work Between Trades	10/23/2009	Electrical
16001	Electrical Special Conditions	10/23/2009	Electrical
16002	Scope of Work	03/05/2010	Electrical
16005	Systems Identification	10/23/2009	Electrical
16006	Testing, Adjusting and Balancing	10/23/2009	Electrical
16007	Temporary Lighting and Power	10/23/2009	Electrical
16010	Equipment Connections and Coordination	10/23/2009	Electrical
16030	Vibration Isolation and Seismic Restraint~	10/23/2009	Electrical
16050	Electrical Materials and Methods	11/13/2009	Electrical
16110	Raceways and Boxes	11/13/2009	Electrical
16120	600 Volt Wire and Cable	10/23/2009	Electrical
16130	Wiring Devices	10/23/2009	Electrical
16140	Installation of Individual Motor Controllers	10/23/2009	Electrical
16150	Disconnect Switches	10/23/2009	Electrical
16160	Fuses (600 V and Less)	10/23/2009	Electrical
16170	Panelboards	10/23/2009	Electrical
16190	Ceiling, Floor and Wall Electrical Penetration Fire Seals	10/23/2009	Electrical
16211	Electric Sub-Metering System	03/05/2010	Electrical
16225	Bifuel Emergency Generator(s) and Accessories	03/05/2010	Electrical
16231	Micro Turbine Generator	10/23/2009	Electrical
16289	Transient Voltage Suppression	10/23/2009	Electrical
16415	Transfer Switches	03/05/2010	Electrical
16420	Switchboards	10/23/2009	Electrical
16430	Dry Type Transformers	10/23/2009	Electrical
16450	Grounding System	10/23/2009	Electrical
16460	Lightning Protection	03/05/2010	Electrical
16470	Motor Control Centers	10/23/2009	Electrical
16500	Luminaires & Accessories	10/23/2009	Electrical
16520	Modular Wiring System	10/23/2009	Electrical
16530	Individual Dimmer Switches	10/23/2009	Electrical
16561	Occupancy Sensor Lighting Control	10/23/2009	Electrical
16570	Conference Center Dimming System	10/23/2009	Electrical
16580	Electronic Dimming Bollards	10/23/2009	Electrical
16631	Uninterruptible Power System (Workstation)	03/05/2010	Electrical
16632	Uninterruptible Power System (Data Center)	03/05/2010	Electrical
16721	Fire Alarm and Detection Supply	03/05/2010	Electrical
16750	Telecommunications Cabling System	03/05/2010	Electrical
16751	Telecommunications Pathways and Spaces	03/05/2010	Electrical
16790	Lighting Control System	03/05/2010	Electrical
16900	Photovoltaic System	03/05/2010	Electrical
16995	Commissioning of Electrical Systems	03/05/2010	Electrical

End Specification List

EXHIBIT B

ASSUMPTIONS & CLARIFICANONS TO AMENDMENT No.1

May 17, 2010

General Clarifications:

1.           The overall Schedule of Values total represents the GMP; each individual line item within the GMP is not guaranteed.

2.
The Payment & Performance Bond on Whiting-Turner has been waived. Trade Contractors will be bonded only on a case-by-case basis, following mutual discussions between the Whiting-Turner and the Owner. Generally. Trade Contractors with contracts under $500,000 will not be bonded.

3.             The following costs are not included in Amendment NO.1 and are assumed to be provided by or, paid by. the Owner.

a.	Building Permits & Site Development Permits (including Grading Permits, Retaining Wall Permits, LCSA
Permits" and Sign Permits). Trade Permits are included in Amendment No. I
b.	Permit Expediting Services for Owner-supplied Permits.
c.	Site Bonds and Deposits. Proffer conditions not shown on design drawings.
d.	Public Space Permits or Easement costs for use of Public Right-of-Ways or neighboring properties for tie ins, lay-down, staging, or pedestrian safety.
e.	Identification and monitoring of (1HP, Asbestos or other) contaminated soils and groundwater by an
Independent Environmental Testing Firm.
f.	Relocation of existing utilities by the Utility Companies including power, telephone/data, fiber optics, gas, water and cable TV other than Owner Allowances indicated.
g.	Water & Sewer connection, use & service fees (permanent).
h.	Power & Telephone connection, use & service fees (permanent).
i.	Builders Risk Insurance.
j.	Builders Risk Deductibles.
k.	Permanent Power Primary Ductbank & Feeders.
l.	Permanent Power Secondary Feeders.

4.	The following engineering, subcontractor or material vendor packages are not included in Amendment No.1 and are assumed to be contracted for or procured directly by the Owner:
a.	Independent Testing & Inspection Firm.
b.	Geotechnical Testing & Engineering Firm.
c.	Archeologist.
d.	Arborist.
e.	Geotechnical Investigation, Soil Borings or Rock Cores to evaluate competency of Rock.
f.	Utility Consultant to interface with Public Utility Companies and Service Providers.
g.	LEED Third Party Reviewer including LEED Certification and submission costs.
h.	Commissioning Agent.
i.	Waterproofing and Curtainwall Consultant.
j.	Audio-Visual Equipment and Cabling.
k.	Security System Equipment and Cabling.
l.	Tele/Data/Cable TV Cabling & Equipment.
m.	Site Signage, Building Signage (Including Code Compliant Signage) and Graphics.
n.	FF& E.
5.	As-built drawings win be provided as 'red-lined' drawings, not CAD drawings or CAD modifications of the Contract Drawings. Whiting-Turner will provide CAD files of the MEP coordination drawings.

6.
Current CAD drawings will be provided in electronic form to the Construction Manager by the design team at no cost for use in coordination and development of shop drawings. All CAD file recipients will sign KOD CAD Liability Waiver Agreement prior to issuance of CAD Files.

7.	Phase I photographs will serve as preconstruction photographs for the Phase II work.

8.	Slab edge drawings have been provided by the Design Team "For Information Only". Slab edge shop drawings by Whiting-Turner are not included.

9.
Preliminary layout will be completed for construction purposes. Partition layout will be provided. Field painting of the balance of the items as noted in 01720-3.I-D is not included. Design team will be made aware of all layout scheduling and may review if desired.

10.
Submittal review meetings with the design team may be required to expedite certain critical submittals due to the delayed release of these trade packages following design revisions. These review meetings. if required, will be provided at no cost to the Construction Manager.

11.
Submittal packages for building systems may be submitted as multiple, phased submittals. Submittal packages will be submitted on an individual trade basis; composite submittals involving multiple trades will not be provided.

12.
Whiting-Turner will make every effort to adequately interpret or clarify the Contract Documents prior to issuing a RFI. However, Whiting-Tumer shall not be responsible to Owner for costs charges by the Architect for the additional Architect services required to provide such information, even if such information is stated to be available in the Contract Documents.

13.	RFI, Submittal and Change Order Logs will be submitted with bi-weekly Owner-Architect-Contractor meeting minutes. Current logs can be requested at any time.

14.
Preinstallation Conferences will be held for all major construction activities that require coordination with other trades. Trades requiring preinstallation conferences will be agreed upon by project team.

15.	Elevator system will not be provided with battery backup. Backup power will be provided by the backup generators.

16.	Elevator procurement is based on the following payment schedule from the Elevator vendor (10% Retention will be withheld per Contract):
• Submission of Shop Drawings	10% of Contract Value
• Release of Materials	20% of Contract Value
• Material Ship to Jobsite	50% of Contract Value
• Installation & Turnover	20% of Contract Value

17.
Several of the specified Material Suppliers require an early deposit on materials. Whiting-Turner will be allowed to invoice for required early deposits on materials. Proper documentation will be provided with invoices.

18.	Testing and inspection of concrete, reinforcing steel, masonry mortar, structural steel, fireproofing, waterproofing and roofing is by the Owner's Independent Testing & Inspection Firm.

19.	Temporary site perimeter fencing is not provided. Construction gates will be provided at road entrance.

20.	Tree protection and tree care measures for existing trees will be provided until substantial completion. After substantial completion, owner will assume tree care measures for existing trees.

21.	Batt insulation is fiberglass 3-1/2" batt insulation in lieu of 3-1/2" Ultratouch Insulation per approved Value Engineering for interior walls.

22.
For Sheet Membrane, manufacturers offer a 5-year material warranty only. Manufacturers do not offer material and labor warranties on sheet membranes. Waterproofing Contractor will provide a 5-year Watertight Warranty for Sheet Membrane Waterproofing.

23.	Specification 07540-1.3-0-1 requires the roofing contractor to show proof of deposit for warranty. This is not a requirement of the manufacturer and is excluded.

24.	There is no finish warranty for the ATAS Ecoscreen panels at the Generator enclosure. This is excluded.

25.	At the loading dock canopy, a tapered Samafil Poly-iso insulation system with a minimum 1/2" thickness is provided. As this canopy is over unconditioned space, R-Values are not relevant.

26.	Snow guards detail at Samafil dome roof as shown will not be provided. Individual snow guards at gutter will be provided in lieu of continuous radiused snow guard.

27.	Curved Stud infill of the dome has been removed from the project. The true "dome" shape will be achieved with shimmed/sloped insulation.

Glazing System Clarifications:

28.
The exterior glazing aluminum framing system is based on a system manufactured by Accura Systems, Inc. This is system can be reglazed from the exterior in a repair situation by the way of an adaptor. The system is not a pressure glazed system at the punched openings. The system will be unitized with the exception of the stairwells. The curtainwalls at stairs A and B will be pressure glazed. (Re: 0841 0-5-2.I-A.2). The system will have dimensions of 2 1/2" x 6" at typical punched opening locations and 2 1/2" x 7 1/2 at the stairwells as shown on the documents.

29.
The ACCQ-WALL system by Accura at the stairwell is a classic "pressure equalized" system with the primary seal to the inside face of glass. The ACCUNIT system by Accura at all other locations is not classified as a "classic" pressure equalized system since the primary line of seal is the exterior face of glass. Both of the systems incorporate basic "rain screen" principles, but the primary vapor/air seal is not the interior face of system. Both of the proposed systems have been tested in accordance with AAMA guidelines by independent laboratories and will meet or exceed the air and water performance specified. The systems will offer the 5 year warranty specified. (Re: 08400-7-1.6-G)

30.
The exterior glazing aluminum framing system is designed to accommodate +/-3/8" live load deflection in either direction for a total deflection of 3/4" as specified (Re: 08400-5-1.6-C.7b and 08410-5-1.6-C.I). The system requires a 3/4" caulk joint. If a 3/4" deflection in either direction is required for both floors, the framing system would require modification and a 1-1/2" caulk joint at the head, the cost for which is not included in Amendment No.1.

31.
The glazing aluminum framing system specifications contain conflicting information on warranties. Specification Section 08400: 1.13.B & 08520: 1.13.A.1(a) calls for a 5 yr. performance warranty and Section 08410: 1.4.A.1(a) indicates a 10 yr. performance warranty (note: 08410: l.4.B also calls for a 5 yr. performance warranty). Specification Section 05080: 1.5.A calls for a 20 yr. finish warranty, but Section 08520: 1.1 3.1 (c) calls for a 10 yr. finish warranty. A 5-year material warranty and a 20-year finish warranty are included. Warranty on workmanship is for a period of two (2) years from the date of substantial completion.

32.	Warranties from the manufacturer (ACCURA) and Glass Contractor/Installer will be issued separately and will not be jointly signed (Re: 08400-9-1.13-B).

33.
An insulated glass manufacturer warranty against glass breakage is not available. Glass Contractor/lnstaller and ACCVRA will replace glass damaged by their workmanship (Re: Section 08400-9-1.13-B & Section 08520).

34.
The specified U-Factor of .08 is not attainable. The aluminum framing system being provided is tested to meet a U-Value of .50 at all frames except the stair towers, and a .59 U-Factor at the stair tower curtainwalls (Re: 08400-6-1.6-E.2).

35.
All field testing shall be done in accordance with AAMA and ASTM. In accordance with these entities, a field tested product is not required to meet the same performances as the laboratory tested frame. (Re: 08400-11-3.3-C). An informal non certified laboratory test will be completed at Service Glass' shop in Frederick, MD, including the stainless steel cavity closure. Test will be conducted using AAMA guidelines. Onsite field testing will be by Service Glass Personnel using AAMA 501.2 and ASTM standards. No other field testing is to be done other than the 501.2 hose test. Glass Contractor workmanship warranty duration is for a duration of two (2) years. ACCURA will warrant materials for a 5-year duration but this does not include labor; it is a parts only warranty. (Re: 08410-4-1.4-A).

36.	Glass Contractor workmanship warranty duration is for a duration of two (2) years. ACCURA will warrant materials for a 5-year duration but this does not include labor; it is a parts only warranty. (Re: 08410-4-1.4-A).

37.	Specification Section 08410 paragraph A specifies a ten-year material warranty and paragraph B specifies a 5-year warranty for aluminum entrances. A 5-year warranty is provided.

38.
Condensation Window System Warranties will be provided using AAMA 1503 criteria with regards to system thermal performance and will be limited to laboratory testing comparisons excluding job specific construction details. Limited Thermal Computer Modeling shall be provided by Accura to better assist in the understanding of how their products may perform in job specific applications.

39.	Specification Section 08410-7-2.3-A.8 is excluded. The aluminum curtainwall system specified or proposed does not utilize flashing.

40.	Specification Section 08410-8-2.4-I is excluded. The aluminum curtainwall system specified or proposed does not utilize Concealed Flashing.

41.	Specification Section 08410-7-2.3-A.6.b is excluded. Mechanical fastening of standard 3/4" deep face covers is not an industry standard practice, and is not required.

42.
The aluminum framing system has a 20-year finish warranty per the Fluoropolymer Finish Section (Re: 05080-1-1.5) in lieu of the ten-year duration mentioned in the Aluminum windows Section (Re: 08520-8-1.13-A.lc).

43.
Aluminum framing system Specification Section 08520 calls for a 5-year material duration which is in agreement with paragraph B of the Aluminum Entrances and Window Walls specification (Re: 08410-4-1.4-B)

44.	The glass warranty from the specified manufacturer for fritted and silkscreened glass is a of 5-year warranty, not a ten-year warranty as specified (Re: 08800-6-1.14-A).

45.
Certifications and manufacturers or subcontractors special statements indicated in Specification Section 08800-2-1.5-B are may not be available from the manufacturers. These will be available when available.

46.	Note the following manufacturer notes regarding warranties as they apply to edge flaws (Re: 08800-6-1.14-A.2 and 3):

•	The following conditions will be considered unacceptable for annealed glass. These conditions are allowable in heat-treated glass provided dimensional tolerances are met:
• Vee chips.
• Shark teeth that exceed one half of the glass thickness.
• Serration hackle which exceeds one quarter of the glass thickness or if spalling is present.
• A flare that exceeds one eighth of the glass thickness.
• A bevel that exceeds one quarter of the glass thickness.
• Plier-nipped edges.
       •             The following is allowable for heat treated glass.
• Shell Chips which exceed the following dimensions:
  a.  Covered Edge: 1/4" (6mm) L X 1/4" (6mm) W Max.
  b. Exposed Edge: 1/4" (6mm) L X 1/8" (3mm) W Max.
•	These edge conditions will not affect glass strength in heat-treated glass when they exist prior to heat-treating. This process is severe and will break glass with weakening edge conditions.

47.
Except for the Visual Mock-up, samples are based on providing manufacturers' standard size samples. Special size samples are not included (Re: 08400-2-1.3-F, 08410-3-1.3-F, 08520-3-1.3-H, and 08800-2-1.3-B).

48.
Calculations for the exterior curtainwall and window performance will be submitted after the Architect has completed their review of the shop drawings so that changes may be included in the calculations. (Re: 08400-3-1.4-B,08410-3-I.3-C,and 08520-3-1.4). Calculationswillbeprovidedinbookletformincorporatingdetailsfromthe shop drawings. The shop drawings themselves are not stamped since they incorporate materials from other trades (e.g. concrete, metal studs, precast. etc.).

49.	The glazing aluminum framing system will have a I-coat 30% Kynar interior finish on the interior side per accepted Value Engineering.

50.
The vertical connection detail of the exterior sunshades will differ from that indicated on design drawings. A 2-1/2" deep face cover is not included. A 3/4" thick blade located on-center of the mullions with the sunshades attached to blade and meeting in the center of the mullion is being provided (Re: I I and 12/A.461).

51.
Breakmetal comers will be provided for the glazing aluminum framing system in lieu of larger custom extrusions shown on detail Ion A.462,subject to architect and Curtainwall consultant's review and approval.

52.
Glass & Glazing Warranties on materials will be per each manufacturer's standard available warranties. Warranties will be supplied on the manufacturer's letterhead, inclusive of their standard language and limitations, which may be in conflict with the specifications. (Re: 07900-8-1.16, 08400-9-1.l3, 08410-4-1.4, 08520-8-1.l3, 08710-I-1.6, and 08800-6-1.l4).

53.
The curtainwall system has been tested in accordance with AAMA 1503 with regards to thermal performance (Re: 08520-6-1.6-D). Any special indoor/outdoor temperatures or relative humidity has not been tested (Re: 08400 -6-1.6-G). Laboratory testing is not included, however, up to three computer-generated thermal models can be provided.

54.
Performance mock-up and independent testing of curtainwall or exterior envelope systems are not included. A production run window unit will be air & water tested at Glazing Contractor's local facility. On site testing is limited to hose test.

55.	No Shadowboxes have been included at glazing systems.

56.
The glazing aluminum framing system is designed in accordance with IBC 2006 and per exposure category B as listed in the Exterior Wall Performance Requirements Section (Re: 08400-5-1.6-C.2.b2) and the Structural Notes (Re: S.100), and not exposure category C as listed in the Aluminum Entrances and Window Wall Section (Re: 08410-5-1.5-B.a).

Mechanical System Clarifications:

57.	Heat Exchanger Thermal Capacity Calculations as noted in Specification Section 15766 are assumed to be by the Design Team and are therefore excluded.

58.	Geothermal Heat Exchanger Design Parameters as noted in Specification Section 15766-3.1 are assumed to be by the Design Team.

59.	As the layout and routing of the Geothermal Wells will be located by survey to match the layout locations shown on drawing M-102, geothermal well shop drawings are excluded.

60.	Seismic Requirements for MEP work are not included. WT to provide vibration isolation as specified in mechanical specification section 15925.

61.	Rooftop Air Handling Units are custom units manufactured by York.

62.	Ice-making Chiller is based on York. Non-ice-making Chiller is based on McQuay.

63.	GMP is based on providing a code compliant sprinkler system. PRVs at individual valves will not be provided.

64.	Zinc Chromate Primer for all pipe hangers, anchors and supports is excluded. Galvanized Pipe supports and hangers will be provided.

Electrical System Clarifications:

65.	Wiring in concrete ductbanks shall be installed in schedule 40 PVC conduit. Wiring on site or under the building slab shall be installed in schedule 40 PVC conduit.

66.	Electrical branch circuit wiring shall be MC or AC cable as allowed by NEC, except in the Mechanical Room where branch circuit wiring will be installed in EMT conduit.

67.	Empty conduit for Audio-Visual system wiring is provided per the Audio-Visual drawings. Empty conduit noted for the AV system on the electrical drawings shall be included as well.

68.
Telecommunications outlet drops are provided as a 1"conduit stub to accessible (lay-in tile) ceilings. Conduit home runs back to the closets or cable tray as indicated on some drawings is not included per accepted Value Engineering.

69.	Empty conduit and boxes for the Security System is provided per the Security drawings.

70.           Electrical conduit fittings shall be steel set screw per accepted Value Engineering.

71.
Specification Section 16420 2.1.D indicates that if the equipment does not fit in the rooms as designed, the contractor is to provide customized equipment to ensure all equipment will fit. It is assumed that specified equipment will fit into the designed rooms. Customized equipment is not provided.

72.
Specification Section 16225 3.2.A.9.b has a requirement for hydrostatic testing of the emergency generator fuel tank. The manufacturer will not allow water to be installed in the fuel tank; hence pneumatic testing of the tank is provided.

73.	The acoustical enclosure for each emergency generator will be a Generac ultra quite low profile unit rated 75dba @ 23 feet (7 meters).

74.
Functional performance testing and acceptance testing as noted in Specification Section 16995 is included. This testing is based on what is indicated on the drawings and in specifications; design intent is not included.

75.	Specification Section 16995 2.2A calls for proprietary test equipment and software to become the property of the user after testing. This may not be available from certain manufacturers/vendors.

76.
The electrical short circuit coordination study per Specification Section 16420 is included. The anticipated costs to modify the design based on the initial short circuit study have been included in this proposal. Upon review of the study, the design team will review and confirm report recommendations. Final design must be provided by the design team.

77.
Specification Section 16450 for Grounding requires the system to achieve a value of no higher than 5 ohms. Testing is included; however, modifications to the system to achieve the 5 ohm requirement (if the test results in higher than 5 ohms) are not included.

78.	Many of the wall box dimmers for various rooms are not shown correctly. (Two circuits can not be controlled by one dimmer). Re-circuiting the fixtures to be controlled by one dimmer is included.

79.
A P.E. Stamp for the Fire Alarm drawing submission is not provided. Loudoun County requires the Engineer of Record (WSP/F+K) to PE Stamp the drawings and submittals for the Fire Alarm Permit. These stamped documents will be provided at no cost to the Construction Manager.

80.
Specification Section 16225 -2.18 -G (last sentence) states "For applications in which load shedding with the transfer switch is not feasible, load shedding requirements will be evaluated and accommodated as necessary." Additional work associated with this accommodation is excluded.

81.           Clarifications to the Quad Logic Electronic Sub-Metering System Specification are as follows:
a.	1.4A -The system will be pre-installed in the appropriate panels by the panel vendor and will be installed at their factory. No manufacturer supervision will be required.
b.	2.1.B.5 -As the system will tie into the BMS system, no separate printer will be provided for the Sub-metering system.
c.	3.1.C is excluded. Sub-metering billing is not applicable to this project.

82.	Furniture whips will be provided by others. Connections from whip to the junction boxes shown on the Contract Documents are included.

83.	Electrical Systems Identification will be similar to Specification Section 16005. A comprehensive labeling system and samples will be provided for Owner input and approval.

84.	Drawing E-500 indicates fused switch distribution equipment. Circuit breaker configurations are required to allow the equipment to fit in the indentified space. These circuit breakers are included.

85.	Clarifications to the Lighting Control System are as follows:
a.	The Ecosystem will be deployed around the perimeter of the building and control the fixtures that are typically installed within 15' -20' of the window line. Ecosystems shall be deployed as detailed on drawings and specifications.
b.	Standard 14KAIC breakers are included for dimming panels.
c.	Two-year standard warranty is provided.
d.	Eight-year prorated parts warranty is provided.

86.	Cable Tray outside of tele/data rooms is provided. Cable Tray inside of tele/data rooms is to be provided by the Owner's Tele/Data Vendor.

END

EXHIBIT C

ALLOWANCE ITEMS

May 17, 2010

The Amendment No. I GMP contains several Allowances for items of work whose quantity or quality cannot be positively identified on the Contract Documents or on site inspection. These allowance items are so identified as 'Allowance' or 'AL' in the 'unit' column of the GMP Schedule of Values. The allowances establish a level of quality or quantity for these items based upon assumption. Should the eventual cost of these allowances vary up or down, then the GMP will be adjusted accordingly.

The following Allowances are included in the GMP:
Dewatering & French Drains	$ 15,000
Asphalt Pavement Material Cost Modifier	$ 15,000
Foot Bridges at Walking Trails	$ 25,000
Site Sleeving for Irrigation, Security, Site Lighting, Etc...	$ 85,000
Site Conduit for Telephone Service and Building Floor Boxes	$200,000
Reception Desk	$ 68,000
Electronic/Security Door Hardware Premium	$ 15,000
Exterior Visual Mock-up	$ 42,000
Graphics Allowance for Skyfold Doors	$ 16,000
Entrance Gates & Operators	$ 50,000
Trench Rock Allowance	$ 18,000
PV Panels and Electric work at the Storage Facility	$ 60,000
Revised Guardrail Detail	$ 10,000
York Chiller -Supply Differential Pressure Switch in Lieu of Flow Switch	$ 1,200
York Chiller -Fully enclose each compressor with acoustic sound blankets	$ 5,600
McQuay Chiller -Add Double Insulation (1.5" in lieu of 3/4")	$ 2,200
McQuay Chiller -Add 2 year parts & Labor Warranty	$ 5,200
McQuay Chiller -Marine Water Boxes for both the evaporator and condenser	$ 1,900
Additional electronic metering	$ 21,000
Potential Changes to Generator and Enclosure	$ 95,000
Potential Changes to Dimming System per Design Coordination Meeting	$ 25,000

	Project Name:	NRUCFC Headquarters	WT VP/Group:	Kehoe		Type of Project:
WT		HQ Office Building with Fit-up	Architect:	Kishimoto.Gordon.Dalaya		3-Story 121,041 SF Office Building with Full Fit-up, 277 Space Parking Lot & Site Work
100			Document Set:	100% Construction Documents
Years				dated October 23, 2009		LEED: GOLD
	Type of Bid:	GMP 100% CD's		Addendums #1 & #2
	Project Location:	Loudoun County, VA				Site Area: 19 Acres
	Owner:	NRUCFC	Office Building:	121,041	GSF	Start Date: March 2010
	Date:	May 17, 2010	Total:	121,041	GSF	Schedule: 16 months

                                                                                                                                                                                                                                    5/21/2010

EXHIBIT D – SCHEDULE OF VALUES			100% CD TOTAL PROJECT

			121,041	GSF

	Division		COST	$/GSF	Comments

1	General Conditions/ Requirements		$1,532,000	$12.66
2	Site Work		$2,250,651	$18.59
3	Concrete		$1,748,315	$14.44
4	Masonry		$2,358,200	$19.48
5	Metals		$2,701,137	$22.32
6	Wood & Plastics		$1,426,140	$11.78
7	Thermal & Moisture Protection		$1,496,025	$12.36
8	Doors & Windows		$4,064,900	$33.58
9	Finishes		$3,780,600	$31.23
10	Specialties		$607,852	$5.02
11	Equipment		$192,900	$1.59
12	Furnishings		$204,190	$1.69
13	Special Conditions		$-	$-
14	Conveying Systems		$366,000	$3.02
15	Mechanical Systems		$9,019,600	$74.52
16	Electrical Systems		$5,397,150	$44.59

	Subtotal		$37,145,660	$306.88

	Construction Company	LS	$800,000	$6.61
	Design Contingency	0.00%	$-	$-	Not Carried.
	GC Bond	0.00%	$-	$-	Waived.
	Builder’s Risk Insurance	0.00%	$-	$-	By Owner.
	GC Liability Insurance & GR Tax	0.90%	$341,511	$2.82
	Escalation	0.00%	$-	$-
	Lumped Sum GC Fee	LS	$1,200,000	$9.91

	PHASE II CONSTRUCTION ESTIMATE		$39,487,171	$326.23

Notes:
1	Refer to Contractor Clarifications for further definition of scope.
2	Includes Modifications #1 & 2.

NRUCFC Headquarters                                                                                                Total Project Summary

5/21/2010

1	GENERAL CONDITIONS/ REQUIREMENTS
	GENERAL CONDITIONS / REQUIREMENTS				$ 1,532,000
	General Conditions/ General Requirements	1	LS	$ 1,532,000	$ 1,532,000	Phase II

	Total General Conditions/ Requirements				$ 1,532,000

2	SITE WORK
	GENERAL MOBILIZATION & DEMOBILIZATION				$ 277,000
	Layout & Control	1	LS	$ 43,200	$ 43,200	Building Survey
	Perimeter Fencing & Barricades	1	LS	$ 33,000	$ 33,000
	Temporary Access Roads	1	LS	$ 49,000	$ 49,000
	Soil Treatment/Pest Control	1	LS	$ 2,900	$ 2,900
	Temporary Site Signage	1	LS	$ 7,000	$ 7,000
	Construction Waste Removal & Recycling	1	LS	$ 65,000	$ 65,000	75% LEED Requirement.
	Trash Chute	1	LS	$ 8,900	$ 8,900
	Final Cleaning	1	LS	$ 68,000	$ 68,000	Cleaning Contractor.

	TREE PRESERVATION				$ 47,000
	Tree Care Maintenance for Trenching	1	LS	$ 23,000	$ 23,000	Trenching Through Woods.
	Tree Care Maintenance Post Construction	1	LS	$ 24,000	$ 24,000	During-Construction.

	EARTHWORK				$ 172,450
	Sediment Control Maintain & Remove	1	LS	$ 48,000	$ 48,000
	Sediment Control for Drilling Operation	1	LS	$ 6,700	$ 6,700
	Temporary Seeding	1	LS	$ 11,100	$ 11,100
	Temporary Water Service	1	LS	$ 5,600	$ 5,600
	Temporary Water for Geothermal Well Drilling Operation	1	LS	$ 4,450	$ 4,450
	Spoil Management for Post Geothermal Well Drilling Operation	1	LS	$ 4,300	$ 4,300
	Backfill Site Walls	1	LS	$ 31,200	$ 31,200	From Onsite Borrow
	Fine grade Site	1	LS	$ 27,100	$ 27,100	Post Construction.
	Final Grade Building Pad	1	LS	$ 19,000	$ 19,000
	Dewatering & French Drains	1	AL	$ 15,000	$ 15,000	Uncertain Scope.

	SITE UTILITIES & PAVING / CURB & GUTTER				$ 84,201
	Install Building Utility Laterals	1	LS	$ 14,100	$ 14,100
	Revised Drawings for Tree Well Drains	1	LS	$ 50,501	$ 50,501	Hazel CO.
	Asphalt Pavement Material Cost Modifier	1	AL	$ 15,000	$ 15,000	For Delayed Paving Activity.
	Misc. Minor Permits and Inspections	1	LS	$ 4,600	$ 4,600

	SITE CONCRETE				$ 296,000
	Site Concrete Walls, Stairs, Walks & Pads	1	LS	$ 296,000	$ 296,000

	UNIT PAVING				$ 20,200
	Site Unit Paving	1	LS	$ 20,200	$ 20,200
	Site Stone Pavers	1	LS	$ -	$ -	See Division 4 Stone.

	SITE STONE WALLS				$ 63,200
	Stone Walls (Type A)	1	LS	$ -	$ -	In Site Concrete & Masonry.
	Stone Gravity Walls (Type B)	1	LS	$ 63,200	$ 63,200

	LANDSCAPING				$ 879,000
	Landscaping & Planting Materials	1	LS	$ 850,000	$ 850,000
	Irrigation Tap West of Bridge	1	LS	$ 3,000	$ 3,000
	Irrigation Backflow Preventer West of Bridge	1	LS	$ 5,000	$ 5,000	Meter by CFC.
	Landscape Maintenance	1	LS	$ 21,000	$ 21,000	During Construction.

	HARDSCAPE				$ 126,600
	Site Furnishings	1	LS	$ 91,300	$ 91,300
	Flagpoles & Base	1	LS	$ 10,300	$ 10,300
	Foot Bridges at Walking Trails	1	AL	$ 25,000	$ 25,000

	STORAGE FACILITY				$ -
	Provide the Exterior Storage Building. Reduced Scope	1	LS	$ -	$ -	In Subcontractor Quotes

	SLEEVING				$ 285,000
	Sleeving for Irrigation, Security, Site Lighting, Etc…	1	AL	$ 85,000	$ 85,000	Uncertain Scope.
	Conduit for Telephone Service	1	AL	$ 200,000	$ 200,000

	Total Site Work				$ 2,250,651

NRUCFC Headquarters                                     Phase 2 Building Detail

5/21/2010

3	CONCRETE
	STRUCTURAL CONCRETE				$ 1,379,560
	Structural Concrete	1	LS	$ 1,195,000	$ 1,195,000
	Rock Over-excavation and Lean Fill	1	LS	$ 25,000	$ 25,000
	Supplemental Concrete Work	1	LS	$ 32,000	$ 32,000
	Winter Protection / Admixtures / Heat	1	LS	$ 30,000	$ 30,000	Tenting, Heaters & Fuel.
	Concrete Pads for Potable Water & Ice Storage Tanks	1	LS	$ 19,000	$ 19,000
	100% Construction Document Changes	1	LS	$ 57,906	$ 57,906	CM Hunter CO.
	CM Hunter Addendum #2	1	LS	$ 20,654	$ 20,654	CM Hunter CO.

	ARCHITECTURAL CAST STONE				$ 368,755
	Architectural Cast Stone	1	LS	$ 368,755	$ 368,755	Mason Set, in Division 4.

	Total Concrete				$ 1,748,315

4	MASONRY
	UNIT MASONRY				$ 1,278,200
	Brick Masonry and Stone Veneer (ST-1)	1	LS	$ 1,278,200	$ 1,278,200	Includes Setting Cast Stone.

	NATURAL CUT STONE				$ 1,080,000
	Interior & Exterior Cut Stone & Paving	1	LS	$ 1,090,000	$ 1,090,000
	Per Alternate 4.1 - Provide 3.5" Stone Pavers at Vehicular locations in lieu of 4.5" at Rear Courtyard	1	LS	$ (10,000)	$ (10,000)
	Stone Graphics Allowance	1	AL	$ -	$ -	By Owner

	Total Masonry				$ 2,358,200

5	METALS
	STRUCTURAL STEEL				$ 1,986,599
	Structural Steel Framing	1	LS	$ 1,694,286	$ 1,694,286
	Supplemental Steel Framing	1	LS	$ 40,000	$ 40,000
	100% Construction Document Changes	1	LS	$ 46,172	$ 46,172	SteelFab CO.
	Addendum 1 Drawing Revisions	1	LS	1,241	$ 1,241
	Addendum 2 and Window Washing Changes	1	LS	58,980	$ 58,980
	Curved Railing Structural Steel Support at Atrium RFI P2-054	1	LS	25,978	$ 25,978
	Approval Comments and Design Changes	1	LS	90,000	$ 90,000
	Precast at Front Entry Angle (RFI P2-119)	1	LS	10,388	$ 10,388
	RFI P2-089, 090 - Front Entry (Triangle Framing)	1	LS	19,553	$ 19,553

	MISCELLANEOUS METALS				$ 553,438
	Miscellaneous Metals & Greenscreen	1	LS	$ 495,000	$ 495,000
	Increase C-Channel of Stair Stringers to Match Structural Members	1	LS	$ 3,138	$ 3,138
	Upgrade Exterior Guardrails	1	AL	$ 10,000	$ 10,000
	Misc. Supports and Angles	1	LS	$ 22,300	$ 22,300
	Roof Doghouses	1	LS	$ 15,000	$ 15,000
	Cooling Tower Dunnage	1	LS	$ 8,000	$ 8,000

	ORNAMENTAL METALS				$ 161,100
	Ornamental Metals & Glass Rails	1	LS	$ 161,100	$ 161,100

	Total Metals				$ 2,701,137

NRUCFC Headquarters                                     Phase 2 Building Detail

5/21/2010

6	WOOD & PLASTICS
	ROUGH CARPENTRY				$ 179,140
	Wood Blocking & Sheathing	1	LS	$ 73,200	$ 73,200
	Install Doors, Frames & Hardware	1	LS	$ 86,140	$ 86,140	Furnished Division 8.
	Install Specialties	1	LS	$ 19,800	$ 19,800	Furnished Division 10.

	MILLWORK				$ 1,179,000
	Millwork	1	LS	$ 1,143,000	$ 1,143,000
	Panels for Modernfold Door	1	LS	$ 36,000	$ 36,000

	RECEPTION DESK				$ 68,000
	Reception Desk	1	AL	$ 68,000	$ 68,000	Per Fox Direction.

	Total Wood & Plastics				$ 1,426,140

7	THERMAL & MOISTURE PROTECTION
	WATERPROOFING				$ 252,390
	Waterproofing	1	LS	$ 38,900	$ 38,900
	Foundation Drainage	1	LS	$ 24,090	$ 24,090
	Air Barriers	1	LS	$ 186,400	$ 186,400	At Cavity Walls.
	Traffic Topping at Plumbing and Fire Pump Room	1	LS	$ 3,000	$ 3,000

	ROOFING				$ 860,755
	Membrane Roofing	1	LS	$ 681,300	$ 681,300	At Dome & Main Roof.
	Metal Roofing	1	LS	$ 179,455	$ 179,455	Zinc Roofing.

	METAL PANEL SCREEN WALLS				$ 153,450
	Metal Panel Screen Walls	1	LS	$ 153,450	$ 153,450	Roof Screen and Generator.

	CAULKING & SEALANTS				$ 73,130
	Interior & Exterior Caulking	1	LS	$ 52,130	$ 52,130
	Fire Sealants	1	LS	$ 21,000	$ 21,000

	FIREPROOFING				$ 156,300
	Spray Fireproofing	1	LS	$ 156,300	$ 156,300
	Intumescent Fireproofing	1	LS	$ -	$ -	None Required.

	Total Thermal & Moisture Protection				$ 1,496,025

8	DOORS & WINDOWS
	DOORS & HARDWARE				$ 276,500
	Doors, Frames & Hardware	1	LS	$ 261,500	$ 261,500
	Electronic/Security Door Hardware Premium	1	AL	$ 15,000	$ 15,000

	COILING DOORS				$ 183,000
	Overhead Coiling Doors	1	LS	$ 19,000	$ 19,000
	Side Coiling Firedoors	1	LS	$ 164,000	$ 164,000

	GLAZING & CURTAINWALLS				$ 3,484,000
	Glazing & Curtainwalls	1	LS	$ 3,450,000	$ 3,450,000	Base GMP Based on Accepted VE Glass - Bendheim #CNRS-586
	Per Alternate 8.1 - Provide Oldcastle SunGlass w/Argon	1	LS	$ (18,000)	$ (18,000)
	Per Alternate 8.2 - Provide frit at colonnade glass glass per ASK-032	1	LS	$ 9,000	$ 9,000
	Add Intermediate Caulk Bead to Glazing Sytem	1	LS	$ 43,000	$ 43,000

	SKYLIGHTS				$ 64,400
	Oculus Glass Skylight	1	LS	$ 64,400	$ 64,400

	VISUAL MOCK-UP				$ 57,000
	Exterior Visual Mock-up	1	AL	$ 42,000	$ 42,000
	Travel for Mock-up & Material Verification	1	LS	$ 15,000	$ 15,000

	Total Doors & Windows				$ 4,064,900

NRUCFC Headquarters                                     Phase 2 Building Detail

5/21/2010

9	FINISHES
	DRYWALL & ACOUSTICAL CEILINGS				$ 2,341,600
	Drywall, Light Gauge Framing & Acoustical Ceilings	1	LS	$ 2,309,000	$ 2,309,000
	Drywall Patching & Point-up	1	LS	$ 12,000	$ 12,000
	Duct Shaft Enclosures	1	LS	$ 16,400	$ 16,400
	Access Doors	1	LS	$ 4,200	$ 4,200

	ACOUSTICAL ASSEMBLIES				$ 74,080
	Acoustical Wall Panels	1	LS	$ 74,080	$ 74,080

	FLOORING				$ 745,720
	Carpet, Resilient, Wood & Cork Flooring	1	LS	$ 695,000	$ 695,000
	Per Alternate 9.3 - Provide Junkers, Merbau species solid wood flooring (WD-3 and WD-4) in lieu of Hickory Wood Flooring (WD-1 and WD-2).	1	LS	$ (16,500)	$ (16,500)
	Raised Access Floor	1	LS	$ 39,120	$ 39,120	Based on Hayworth Tec-Crete
	Floor Preparation	1	LS	$ 20,000	$ 20,000
	Floor Protection	1	LS	$ 8,100	$ 8,100

	PAINTING & FINISHES				$ 309,200
	Painted Finishes & Wallcovering	1	LS	$ 302,200	$ 302,200
	Punchlist Touch-up	1	LS	$ 7,000	$ 7,000

	CERAMIC TILE				$ 285,000
	Ceramic & Porcelain Tile	1	LS	$ 285,000	$ 285,000

	SCAFFOLDING				$ 25,000
	Scaffold for High Work	1	LS	$ 25,000	$ 25,000

	Total Finishes				$ 3,780,600

10	SPECIALTIES
	BATHROOM ACCESSORIES				$ 49,300
	Toilet & Shower Accessories	1	LS	$ 37,210	$ 37,210
	Lockers & Benches	1	LS	$ 12,090	$ 12,090

	OPERABLE DOORS				$ 454,732
	Skyfold & Sliding Wall Operable Partitions	1	LS	$ 438,732	$ 438,732	At First Floor Conference.
	Graphics Allowance for Skyfold Doors	1	AL	$ 16,000	$ 16,000

	SPECIALTIES				$ 53,820
	Architectural Wall Louvers	1	LS	$ 8,120	$ 8,120
	Gas Fireplace	1	LS	$ 23,800	$ 23,800
	Fire Extinguisher Cabinets	1	LS	$ 5,400	$ 5,400
	Wall & Corner Protection	1	LS	$ 13,900	$ 13,900
	Knox Box	1	LS	$ 600	$ 600
	Bird Spikes	1	LS	$ 2,000	$ 2,000
	Mobile Storage Systems	1	LS	$ -	$ -	Add Alternate.

	SIGNAGE				$ -
	Building Life Safety Signage	1	AL	$ -	$ -	Code Compliant (By Owner)
	Building Signage & Directory	1	AL	$ -	$ -	By Owner
	Site, Directional & Trail Signage	1	AL	$ -	$ -	By Owner
	Monumental Entrance Sign	1	LS	$ -	$ -	In Divisions.
	Interior Graphics Allowance	1	AL	$ -	$ -	By Owner

	FENCING				$ 50,000
	Entrance Gates & Operators	1	AL	$ 50,000	$ 50,000

	Total Specialties				$ 607,852

NRUCFC Headquarters                                     Phase 2 Building Detail

5/21/2010

11	EQUIPMENT
	EQUIPMENT				$ 41,400
	Dock Bumpers	1	LS	$ 1,400	$ 1,400
	Window Washing Anchors	1	LS	$ 40,000	$ 40,000

	PANTRY RESIDENTIAL APPLIANCES				$ 38,100
	Residential Appliances	1	LS	$ 38,100	$ 38,100	Café Prep & Exec. Lounge.

	KITCHEN EQUIPMENT				$ 91,100
	Commercial Kitchen Equipment	1	LS	$ 91,100	$ 91,100

	AUDIO VISUAL EQUIPMENT				$ 22,300
	Motorized Projection Screens	1	LS	$ 22,300	$ 22,300
	Audio-Visual Equipment	1	N/A	$ -	$ -	By Owner

	PAGING SYSTEM				$ -
	Paging System	1	N/A	$ -	$ -	None Required

	SECURITY SYSTEM				$ -
	Security System	1	N/A	$ -	$ -	By Owner

	Total Equipment				$ 192,900

12	FURNISHINGS
	ENTRANCE MATS				$ 8,990
	Walk-Off Mat	1	LS	$ 8,990	$ 8,990

	WINDOW TREATMENT				$ 195,200
	Electronic & Manual Roller Shades	1	LS	$ 195,200	$ 195,200

	Total Furnishings				$ 204,190

13	SPECIAL CONSTRUCTION
	PHOTOVOLTAICS				$ -
	PV Panels	1	LS	$ -	$ -	See Pavilion Alternate.

	Total Special Construction				$ -

14	CONVEYING SYSTEMS
	ELEVATORS				$ 366,000
	MRL Passenger Elevators	1	LS	$ 360,000	$ 360,000	Based on Otis Elevator
	Temporary Cab Protection and Use	1	LS	$ 6,000	$ 6,000

	Total Conveying Systems				$ 366,000

NRUCFC Headquarters                                     Phase 2 Building Detail

5/21/2010

15	MECHANICAL SYSTEMS
	MECHANICAL SYSTEMS				$ 8,296,900
	HVAC and Plumbing Systems	1	LS	$ 8,070,000	$ 8,070,000
	Provide Tower Tech Cooling Tower in Lieu of EVAPCO	1	LS	$ 42,000	$ 42,000
	Per VE OB-5, Reduce extra features on Custom Air Handling Units. (Eliminate Factory Leak Test - maintain Field Leak Test, Utilize 0.100" Aluminum Plate Flooring with spray foam insulation in lieu of 0.125", Remove subfloor as not needed with spray foam insulation.)	1	LS	$ (40,000)	$ (40,000)
	Per VE OB-6A, Change non-ice making chiller to McQuay for regular service	1	LS	$ (20,000)	$ (20,000)
	Addendum #2 Mechanical Changes	1	LS	$ 132,600	$ 132,600
	York Chiller - Supply Differential Pressue Switch in Lieu of Flow Switch	1	AL	$ 1,200	$ 1,200
	York Chiller - Fully enclose each compressor with acoustic sound blankets	1	AL	$ 5,600	$ 5,600
	McQuay Chiller - Add Double Insulation (1.5" in lieu of 3/4")	1	AL	$ 2,200	$ 2,200
	McQuay Chiller - Add 2 year parts & Labor Warraty for Entire Unit in lieu of five years on Compressor	1	AL	$ 5,200	$ 5,200
	McQuay Chiller - Add Marine Water Boxes for both the evaporator and condenser in lieu of epoxy coating the inside surfaces of water boxes and tube sheets	1	AL	$ 1,900	$ 1,900
	Underslab Coordination Drawings and Sleeving	1	LS	$ 30,000	$ 30,000	No Pipe installation included.
	Start Up & Commissioning Support	1	LS	$ 20,000	$ 20,000
	Seismic Requirements	1	LS	NIC	$ -	Assumed Not Required.
	Temporary Mechanical & Filter Maintenance	1	LS	$ 21,200	$ 21,200	LEED IEQ.
	Mechanical Coordination Issues	1	LS	$ 25,000	$ 25,000

	FIRE PROTECTION				$ 396,400
	Sprinkler Systems	1	LS	$ 421,400	$ 421,400	Includes FM-200 System.
	Delete PRVs for sprinkler system as they are not required for code compliant sprinkler system.	1	LS	$ (25,000)	$ (25,000)

	GEOTHERMAL WELLS				$ 326,300
	Geothermal Wells	1	LS	$ 305,000	$ 305,000
	Trench Rock Allowance	1	AL	$ 18,000	$ 18,000
	Mechanical Coordination Issues	1	LS	$ 3,300	$ 3,300

	Total Mechanical Systems				$ 9,019,600

NRUCFC Headquarters                                     Phase 2 Building Detail

5/21/2010

16	ELECTRICAL SYSTEMS
	ELECTRICAL SYSTEMS				$ 5,113,150
	Electrical Systems	1	LS	$ 4,840,000	$ 4,840,000
	Per VE OB-19, Defer 12 month Service Maintenance Contract with Load Bank Test to Owner O&M budget.	1	LS	$ (8,450)	$ (8,450)
	Underslab Coordination Drawings and Sleeving	1	LS	$ 18,000	$ 18,000	No Pipe installation included.
	Addendum #2 Electrical Changes	1	LS	$ 69,800	$ 69,800
	Provide additional electronic metering of each overcurrent device for panels EDP1B and EDP1C. Added Note 15 on E-500. This is metering each subpannel	1	AL	$ 21,000	$ 21,000
	Upsize Generator Fuel Tank	1	AL	$ 95,000	$ 95,000
	Potential Changes to Dimming System per Design Coordination Meeting	1	AL	$ 25,000	$ 25,000
	Miscellaneous Equipment Connections	1	LS	$ 7,800	$ 7,800	Un-circuited Equipment.
	Feeder & Geer Coordination	1	LS	$ -	$ -	Feeder Issues.
	Microturbine Coordination	1	LS	$ -	$ -	Microturbine Components.
	Lighting, Dimming & Daylighting Coordination	1	LS	$ 10,000	$ 10,000	Architecture vs. Electrical Documents, Dimming Issues.
	Additional Site Security Conduit Requirements	1	LS	$ 15,000	$ 15,000	Security vs. Electrical Documents.
	Additional Raceway Requirements	1	LS	$ 10,000	$ 10,000	Interior A/V, Tele/Data, Security Drawings vs. Electrical Documents.
	Fire Alarm Coordination / Added Devices	1	LS	$ 10,000	$ 10,000	Missing FA Devices.
	Seismic Requirements	1	LS	NIC		Assumed Not Required.
	Primary Ductbank & Feeders	1	LS	$ -	$ -	By Dominion Power.
	Secondary Feeders	1	LS	$ -	$ -	By Dominion Power.
	Pad-mounted Transformer	1	LS	$ -	$ -	By Dominion Power.

	STORAGE FACILITY				$ 60,000
	Provide PV Panels and Electric at the Storage Facility	1	AL	$ 60,000	$ 60,000

	TELE/DATA & CATV CABLING				$ -
	Tele/Data/Cable TV Cabling & Equipment	1	N/A	$ -	$ -	By Owner

	TEMPORARY SERVICE				$ 224,000
	Temporary Power Service	1	LS	$ 92,000	$ 92,000	Dominion Power Service
	Temporary Power Charges	1	LS	$ 95,000	$ 95,000	Power Bill.
	Temporary Power & Lighting	1	LS	$ 37,000	$ 37,000

	Total Electrical Systems				$ 5,397,150

NRUCFC Headquarters                                     Phase 2 Building Detail

EXHIBIT E

SCOPE OF WORK

May 17, 2010

Provide general conditions, labor and materials associated with the construction of the new NRUCFC Corporate Headquarters Facility in accordance with the Contract Documents. The scope of work includes the following.

1.	Provide general construction of a three (3) story, 120,000 SF Corporate Office Building including full tenant fit-up.
2.	Provide site improvements including landscaping and hardscape not previously provided under the Phase I Site Development Contract.
3.	Provide site Storage Building and site Pavilion.
4.	Provide site lighting and site conduit.
5.	Provide coordination support for the Owner's Signage, Security, Audio-Visual, TelelData and Computer Room Equipment.
6.	Provide documentation for Contractor-controlled LEED credits and assist the Owner in pursuing LEED Certification.
7.
Provide pre-functional testing and start-up of building systems. Provide support to Owner's Commissioning Agent for final Building Commissioning. Provide training and turnover of building systems to Owner personnel.

8.	See Exhibit B "Assumptions and Clarifications to Amendment No. 1" for additional clarifications to the scope of work.

EXHIBIT F

SCHEDULE

See Attached Project Schedule Dated May 17, 2010